Exhibit 10.40
EXECUTION COPY
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
between
ARCHEMIX CORP.
and
TAKEDA PHARMACEUTICAL COMPANY LIMITED
June 11, 2007
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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		Page
	7.1 Research and Development Licenses	42
	7.2 Commercialization License	47
	7.3 Right to Sublicense	48
	7.4 Right to Subcontract	48
	7.5 No Other Rights	48
	7.6 Exclusivity	48
8.	INTELLECTUAL PROPERTY RIGHTS	49
	8.1 ARCHEMIX Intellectual Property Rights	50
	8.2 Program Generic Patent Rights	50
	8.3 TAKEDA Intellectual Property Rights	50
	8.4 Program Aptamer-Specific Patent Rights	50
	8.5 Joint Technology Rights	50
	8.6 Patent Coordinators	50
	8.7 Inventorship	51
	8.8 Technology Disputes	51
	8.9 Cooperation	51
9.	FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS	51
	9.1 Patent Filing, Prosecution and Maintenance	51
	9.2 Legal Actions	54
10.	TERM AND TERMINATION	59
	10.1 Term	59
	10.2 Termination	59
	10.3 Consequences of Termination of Agreement	60
	10.4 Surviving Provisions	63
11.	REPRESENTATIONS AND WARRANTIES	63
	11.1 Mutual Representations and Warranties	63
	11.2 Acknowledgment and Covenants of TAKEDA	63
	11.3 Representations and Warranties of ARCHEMIX	64
12.	INDEMNIFICATION	65
	12.1 Indemnification of TAKEDA by ARCHEMIX	65
	12.2 Indemnification of ARCHEMIX by TAKEDA	65
	12.3 Indemnification of [***] and [***] by TAKEDA	66
	12.4 Conditions to Indemnification	66
	12.5 Warranty Disclaimer	66
	12.6 No Warranty of Success	67
	12.7 Limited Liability	67
13.	MISCELLANEOUS	67
	13.1 Dispute Resolution	67
	13.2 Litigation; Jurisdiction	67
	13.3 Notices	67
	13.4 Governing Law	68

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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Page

13.5 Binding Effect	68
13.6 Headings	68
13.7 Counterparts	68
13.8 Amendment; Waiver	68
13.9 No Third Party Beneficiaries	69
13.10 Purposes and Scope	69
13.11 Assignment and Successors	69
13.12 Force Majeure	69
13.13 Interpretation	69
13.14 Integration; Severability	69
13.15 Further Assurances	70

List of Schedules

Schedule 1 Optimized Lead Compound Selection Criteria
Schedule 2A Program Targets
Schedule 2B Target Replacement List
Schedule 3 Licensed Patent Rights
Schedule 4 Excluded Aptamers
Schedule 5 Form of Press Release
Schedule 6 Program Chemistry
Schedule 7 Ligands to Program Targets/Pre-approved Replacement Targets
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

iii

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
     This COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (this “Agreement”) is entered into as of June 11, 2007, by and between Archemix Corp., a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“ARCHEMIX”), and Takeda Pharmaceutical Company Limited, a Japanese corporation with a principal place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka 540-8645, Japan (“TAKEDA”). Each of TAKEDA and ARCHEMIX is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
     WHEREAS, ARCHEMIX has developed and controls certain technology, patent rights and proprietary materials related to (a) the identification and optimization of aptamers using its proprietary SELEX Process and SELEX Technology (each as defined herein), and (b) the use of such aptamers for treating, preventing or delaying the onset or progression of human diseases or conditions; and
     WHEREAS, TAKEDA is engaged in the research, development and commercialization of human therapeutics; and
     WHEREAS, the Parties desire to enter into a collaboration for the purposes of identifying aptamers against certain identified targets, and developing and commercializing human therapeutic products Derived (as defined herein) from such aptamers.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:
1. DEFINITIONS
     Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.
     1.1 “Adverse Event” means any event temporally related to the administration of a Product that results in any of the following outcomes: death, a life-threatening adverse drug experience, inpatient hospitalization, prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered an Adverse Event when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition.
     1.2 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more affiliates, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
     1.3 “Annual Net Sales” means, with respect to any Fiscal Year, the aggregate amount of the Net Sales for such Fiscal Year.
     1.4 Annual Research Plan” means, with respect to the Program Targets, the written plan describing the research activities to be carried out by each Party during each Fiscal Year of the Research Program Term in conducting the Research Program pursuant to this Agreement with respect to such Program Targets, as such written plan may be amended, modified or updated, as further described in Section 3.2.
     1.5 “Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that are in effect from time to time during the Term and apply to a particular activity hereunder.
     1.6 “Aptamer” means (a) any naturally or non-naturally occurring oligonucleotide identified by ARCHEMIX that binds to a Target with high specificity and affinity and (b) any oligonucleotide Derived from any such oligonucleotide that has such high specificity and affinity.
     1.7 “Aptamer-Antidote Combination Product” means [***] of the [***] of (a) [***] aptamer [***], or [***] and (b) a [***] the [***] of such[***].
     1.8 “ARCHEMIX Additional Activities” means any activities, other than ARCHEMIX Research Activities, that (a) TAKEDA reasonably requests in writing that ARCHEMIX perform and (b) ARCHEMIX is reasonably capable of providing. For purposes of clarity, such ARCHEMIX Additional Activities shall include, and unless otherwise agreed by the Parties in writing, be limited to: (i) the use by TAKEDA of certain ARCHEMIX employees and/or long-term consultants of ARCHEMIX to provide advice with respect to issues with respect to which ARCHEMIX has expertise or experience [***], without [***] with[***]and/or [***] and (ii) the transfer by ARCHEMIX to TAKEDA of methods and protocols Controlled by ARCHEMIX that may reasonably assist TAKEDA in the Development and/or Commercialization of Products.
     1.9 “ARCHEMIX Background Technology” means any Technology that is used by ARCHEMIX, or provided by ARCHEMIX for use, in the Research Program and/or the Development Program that is (a) Controlled by ARCHEMIX as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX after the Effective Date other than in the conduct of ARCHEMIX Research Activities and/or ARCHEMIX Additional Activities. For purposes of clarity, (i) ARCHEMIX Background Technology shall include any Technology described in (a) and (b) of this Section 1.9 that is an improvement upon the SELEX Process and/or SELEX Technology and (ii) ARCHEMIX Program Technology or ARCHEMIX’s interest in Joint Technology shall not include ARCHEMIX Background Technology.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.10 “ARCHEMIX Decision” means a decision with respect to the following issues: (a) the manner by which ARCHEMIX conducts the [***] against [***]; (b) whether ARCHEMIX is to incur any [***] under the Research Program except for [***] that are included in any Annual Research Plan by mutual agreement of the Parties and without TAKEDA exercising the deciding vote under Section 2.1.6 to cause its inclusion; (c) whether ARCHEMIX is [***] any ARCHEMIX Additional Activities; (d) whether ARCHEMIX is to incur any [***] in the performance of [***] and/or ARCHEMIX Additional Activities except for [***] that are included in the Annual Research Plan by mutual agreement of the Parties and without TAKEDA exercising the deciding vote under Section 2.1.6 to cause its inclusion; and (e) the number of FTEs to be provided by ARCHEMIX in each Annual Research Plan to the extent such number of FTEs exceeds [***] FTEs per Fiscal Year.
     1.11 “ARCHEMIX-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and ARCHEMIX dated October 21, 2001, as amended.
     1.12 “ARCHEMIX Patent Rights” means any Patent Rights Controlled by ARCHEMIX that contain one or more claims that cover ARCHEMIX Technology.
     1.13 “ARCHEMIX Program Technology” means (a) any oligonucleotide of an Enriched Pool that is not a Program Aptamer; (b) any Program Technology, other than Program Aptamer-Specific Technology, that is conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, alone or jointly with any Third Party; and (c) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, TAKEDA, or both Parties, alone or jointly with any Third Party, that is an improvement to the SELEX Process or SELEX Technology.
     1.14 “ARCHEMIX Research Activities” means all activities specified to be conducted by ARCHEMIX in any Annual Research Plan (or amendment thereto) that are (a) approved by the JPT and the JSC and (b) to the extent involving matters that are ARCHEMIX Decisions, approved by ARCHEMIX in accordance with Section 2.1.6.
     1.15 “ARCHEMIX Technology” means, collectively, ARCHEMIX Background Technology and ARCHEMIX Program Technology.
     1.16 “Challenge” means any formal written filing with a government patent agency or court of law in any country made independent of and not in response to a material breach of this Agreement where such filing calls into question the validity or enforceability of any Royalty Triggering Patent Rights scheduled according to Section 9.2.4, including without limitation by (a) filing a declaratory judgment action in which any Royalty Triggering Patent Rights are alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §301, filing a request for re-examination of any Royalty Triggering Patent Rights pursuant to 35 U.S.C. §302 and/or §311, or provoking or becoming party to an interference with an application for Licensed Patent Rights pursuant to 35 U.S.C. §135; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceedings against any Royalty Triggering Patent Right in any country. Notwithstanding the foregoing, any action with respect to the Prosecution of Patent Rights taken by a Party in accordance with Section 9.1 shall not be deemed to be a Challenge for purposes of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.17 “Change of Control” means, with respect to a Party, (a) a merger, consolidation, share exchange or other similar transaction involving such Party and any Third Party which results in the holders of the outstanding voting securities of such Party immediately prior to such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction, (b) any transaction or series of related transactions (other than an investment transaction by an entity not engaged in the pharmaceutical or biotechnology business, the purpose of which is to raise capital for a Party) in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s assets which relate to this Agreement.
     1.18 “Collaboration” means the alliance of ARCHEMIX and TAKEDA established pursuant to this Agreement for the purposes of identifying, researching, Developing and Commercializing Products in the Field in the Territory.
     1.19 “Collaboration Aptamer” means, collectively, all Program Aptamers and Optimized Lead Compounds.
     1.20 “Combination Product” means a combination or bundled product that is sold together in a single package or as a unit at a single price by TAKEDA, its Affiliates or Sublicensees and that includes: (a) a Product; and (b) a Supplemental Product.
     1.21 “Commercialization” or “Commercialize” means any and all activities directed to the commercialization of a Product after Commercialization Regulatory Approval has been obtained, including marketing, manufacturing for commercial sale, promoting, detailing, distributing, offering to sell and selling a Product, importing a Product for sale, conducting post-marketing human clinical studies and interacting with Regulatory Authorities regarding the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.
     1.22 “Commercialization Regulatory Approval” means, with respect to any Product, the Regulatory Approval required by Applicable Laws to sell such Product for use in the Field in a country or region in the Territory. “Commercialization Regulatory Approval” shall include, without limitation, the approval of any Drug Approval Application. For purposes of clarity, “Commercialization Regulatory Approval” in the United States shall mean final approval of an NDA for the first Indication or sNDA for an additional Indication permitting marketing of the applicable Product in interstate commerce in the United States, “Commercialization Regulatory Approval” in the European Union shall mean marketing authorization for the applicable Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended and “Commercialization Regulatory Approval” in Japan shall mean final approval of an application submitted to the Ministry of Health, Labor and Welfare and the publication of a New Drug Approval Information Package permitting marketing of the applicable Product in Japan, as any of the foregoing may be supplemented or amended from time to time.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.23 “Commercially Reasonable Efforts” or “Commercially Reasonable” means (a) with respect to the manner by which ARCHEMIX performs (i) the activities assigned to ARCHEMIX in the Research Program and (ii) ARCHEMIX Additional Activities, if any, efforts and resources that are comparable to those undertaken by ARCHEMIX in pursuing the research, discovery, development and intellectual property protection of proprietary materials and the development of product candidates, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of research, development or commercialization and have similar market potential and are at a similar stage in their lifecycle, and (b) with respect to activities of TAKEDA in the Research Program, and the Development and/or Commercialization of a particular Product, the efforts and resources comparable to those undertaken by TAKEDA in pursuing intellectual property protection, development and commercialization of similar products that are not subject to the Collaboration, taking into account the product’s stage of development and/or commercialization, risks and probabilities of success, market potential, and stage in their lifecycle. For purposes of (a) and (b) above, all relevant factors as measured by the facts and circumstances at the time such efforts are due shall be taken into account, including, as applicable and without limitation, mechanism of action; efficacy and safety; product profile; actual or anticipated Regulatory Authority approved labelling; and the nature and extent of market exclusivity (including patent coverage, proprietary position and regulatory exclusivity; cost, time required for and likelihood of obtaining Commercialization Regulatory Approval; competitiveness of alternative products and market conditions; actual or projected profitability and availability of capacity to manufacture and supply for commercial sale).
     1.24 “Competitive Program” means any research, development or commercialization activity that involves an aptamer that targets a Program Target for use in the Field.
     1.25 “Confidential Information” means all information, Technology and Proprietary Materials disclosed or provided by or on behalf of one Party (the “disclosing Party”) to the other Party (the “receiving Party”) or to any of the receiving Party’s employees, consultants, Affiliates or sublicensees (or Sublicensees, as the case may be); provided, that, none of the foregoing shall be Confidential Information if: (A) as of the date of disclosure, it is known to the receiving Party or its Affiliates as demonstrated by contemporaneous credible written documentation, other than by virtue of a prior confidential disclosure to such receiving Party; (B) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving Party or its Affiliates; (C) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party or its Affiliates; or (D) it is independently developed by or for the receiving Party or its Affiliates without reference to or use of any Confidential Information of the disclosing Party as demonstrated by contemporaneous credible written documentation. The foregoing notwithstanding (i) all tangible embodiments of ARCHEMIX Technology shall be ARCHEMIX Confidential Information, (ii) all tangible embodiments of TAKEDA Technology shall be TAKEDA Confidential Information, and (iii) all tangible embodiments of Joint Technology shall be ARCHEMIX Confidential Information and TAKEDA Confidential Information. Notwithstanding anything herein to the contrary, the terms of this Agreement shall constitute Confidential Information of each Party.
     1.26 “Control” or “Controlled” means (a) with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws and (b) with respect to Proprietary Materials, the possession by a Party of the right to supply such Proprietary Materials to the other Party as provided herein without the payment of additional consideration to, and without violating the terms of, any agreement or arrangement with any Third Party, and without violating any Applicable Laws.
     1.27 “CTN” means the notification submitted to the Japanese Ministry of Health, Labor and Welfare prior to the Initiation of a clinical trial in Japan.
     1.28 “Derived” means identified, obtained, developed, created, synthesized, generated, designed or resulting from, based upon, containing or incorporating; conjugated to or complexed with (whether directly or indirectly, or in whole or in part).
     1.29 “Development” or “Develop” means, with respect to each Product on or after the selection of the Optimized Lead Compound from which such Product is Derived, all non-clinical and clinical activities performed in order to obtain Regulatory Approval of such Product, in accordance with this Agreement up to and including the obtaining of Commercialization Regulatory Approval of such Product. For purposes of clarity, these activities include, without limitation, in vivo animal efficacy testing, preclinical safety testing, test method development and stability testing, regulatory toxicology studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.
     1.30 “Development Program” means the Development activities to be conducted during the Term with respect to each Product on or after the selection of the Optimized Lead Compound from which such Product is Derived with the objective of developing such Product.
     1.31 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     1.32 “Diagnostic Product” means In Vitro Diagnostics, In Vivo Diagnostic Agents and any other aptamer product used for Diagnosis. For purposes of clarity, the term Diagnostic Product shall not include a product used for the delay of onset or progression of, or treatment or prevention of, an Indication.
     1.33 “Discontinued Competitive Target” means any Program Target so designated by TAKEDA pursuant to Section 7.6.1(b) following a Change of Control of ARCHEMIX.
     1.34 “Drug Approval Application” means, with respect to a Product in a particular country or region, an application for Commercialization Regulatory Approval for such Product in such country or region, including, without limitation: (a) an NDA or sNDA; (b) a counterpart of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

an NDA or sNDA in any country or region in the Territory (including, without limitation, a CTN); and (c) all supplements and amendments to any of the foregoing.
     1.35 “E5 Country” means each of the [***] and [***].
     1.36 “Effective Date” means the date first set forth above.
     1.37 “Enriched Pool” means a pool of oligonucleotides used to perform the SELEX Process against a Program Target in the performance of the Research Program that (a) has undergone [***] and (b) wherein, [***] with [***] of [***] (e.g., [***] and [***] of the applicable Program Target, [***]% of the input pool of [***] is [***] in the [***] by the Program Target and the [***]fraction of the [***] pool is at least [***] [***]relative to the [***] fraction for the [***] (i.e., [***]) pool of [***].
     1.38 “Excepted Decision” means any of the following decisions requiring the unanimous approval of all members of the JSC: (a) any decision as to whether a milestone has been achieved under this Agreement for which a milestone payment is payable; and (b) any decision as to the appropriate method of determining royalties for a Combination Product pursuant to the last sentence of Section 5.4.1(h).
     1.39 “Excluded Aptamer” means any Aptamer listed on Schedule 4 attached hereto.
     1.40 “Exclusivity Term” means, (a) with respect to each Program Target, the period commencing on the Effective Date and continuing until the later of (i) the third anniversary of the Effective Date, and (ii) such date as TAKEDA is no longer either (A) evaluating Collaboration Aptamers directed to such Program Target pursuant to Section 3.10; (B) Developing and/or Commercializing a Product directed to such Program Target in any country in the Territory, or (C) providing the R&D Funding contemplated by Section 5.2 applicable to such Program Target, and (b) with respect to each Pre-approved Replacement Target, the period commencing on the Effective Date and continuing until the second anniversary of the Effective Date.
     1.41 “Failed Compound” means any Collaboration Aptamer directed against a Failed Target.
     1.42 “Failed Target” means any Program Target as to which the JSC determines that [***] is unable or unlikely to identify an [***] against such Program Target. For purposes of clarity, a Failed Target shall no longer be considered a Program Target for purposes of this Agreement once such Program Target becomes a Failed Target.
     1.43 “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.
     1.44 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.
     1.45 “Field” means the treatment, prevention, cure or delay of onset or progression of all human therapeutic Indications.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.46 “First Commercial Sale” means, with respect to a Product in a country in the Territory, the first sale, transfer or disposition for value to an end user of such Product in such country. For purposes of clarity, the use of any Product in clinical trials, pre-clinical studies or other research or development activities, or the disposal or transfer of Products for a bona fide charitable purpose or a commercially reasonable sampling program, shall not be considered to be a sale, transfer or disposal for value to an end user.
     1.47 “Fiscal Quarter” means each successive period of three (3) consecutive calendar months commencing on January 1, April 1, July 1 or October 1, as the case may be, and ending on March 31, June 30, September 30 or December 31, respectively; provided, that, the initial Fiscal Quarter shall commence on the Effective Date and end on June 30, 2007.
     1.48 “Fiscal Year” means each successive period of twelve (12) months commencing on April 1 and ending on March 31; provided, that, the first Fiscal Year shall commence on the Effective Date and end on March 31, 2008.
     1.49 “Force Majeure” means any occurrence beyond the reasonable control of a Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.
     1.50 “FTE” shall mean [***] hours of work devoted to or in support of the ARCHEMIX Research Activities and/or the ARCHEMIX Additional Activities that is carried out by one or more employees of ARCHEMIX, measured in accordance with ARCHEMIX’s time allocation practices as applicable at the relevant time.
     1.51 “FTE Cost” means, for any period, the FTE Rate multiplied by the applicable number of FTEs in such period.
     1.52 “FTE Rate” means [***] Dollars (US $[***]). For purposes of clarity, the FTE Rate does not include any [***] set forth in Section 5.2.4.
     1.53 “GAAP” means United States generally accepted accounting principles, consistently applied.
     1.54 “Generic Product” means a pharmaceutical product that (i) contains the same active ingredient as the Product, and (ii) is bioequivalent to such Product.
     1.55 “[***] Study” means a study performed in accordance with the [***].
     1.56 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.
     1.57 “ICC” means the International Chamber of Commerce.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.58 “IND” means: (a) an Investigational New Drug Application as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a Collaboration Aptamer in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Collaboration Aptamer in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.
     1.59 “Indication” means any human indication, disease or condition, which can be treated, prevented, cured or the progression of which can be delayed.
     1.60 “Initiation” means, with respect to a human clinical trial, the first date that a subject or patient is dosed in such clinical trial.
     1.61 “In Vitro Diagnostics” means the use of the SELEX Process or aptamers identified through the use of the SELEX Process in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX Process or aptamers identified through the use of the SELEX Process in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder, or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process, or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); and (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples) and (c) any other in vitro diagnostic use of the SELEX Process or aptamers identified through the use of the SELEX Process in drug development processes, including target identification, pre-clinical and clinical testing, and the following more specific examples of uses of aptamer technology: (i) to observe, through protein profiling, protein levels moving up or down in diseases or models of diseases, and to evaluate whether such proteins are sensible targets for the development of therapeutic agents; (ii) to observe coordinated expression of protein pathways in a variety of biological states in various systems; (iii) to study protein or metabolite levels during pre-clinical drug candidate evaluation in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response); and (iv) to study human protein or metabolite levels in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response). Notwithstanding the above, In Vitro Diagnostics does not include any of the above-identified activities directed at the discovery or Development of Aptamers by TAKEDA under and pursuant to the terms of this Agreement.
     1.62 “In Vivo Diagnostic Agent” means any product containing one or more aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state. For purposes of clarity, the use or development of an aptamer for the treatment of human disease does not constitute In Vivo Diagnostics.
     1.63 “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.64 “Joint Project Team” or “JPT” means the committee composed of ARCHEMIX and TAKEDA representatives established pursuant to Section 2.2.
     1.65 “Joint Steering Committee” or “JSC” means the committee composed of ARCHEMIX and TAKEDA representatives established pursuant to Section 2.1.
     1.66 “Joint Technology” means any Program Technology, other than Program Aptamer-Specific Technology, that is jointly conceived or reduced to practice by employees of, or consultants to, TAKEDA and employees of, or consultants to, ARCHEMIX. For purposes of clarity, any Program Technology that relates to the SELEX Process or to the SELEX Technology shall not be considered Joint Technology irrespective of which Party conceived or reduced to practice such Program Technology.
     1.67 “Knowledge” means, with respect to a Party, the actual knowledge of the chief executive officer or any vice president of such Party.
     1.68 “Licensed Patent Rights” means any ARCHEMIX Patent Rights and ARCHEMIX’s interest in Joint Patent Rights that (a) contain one or more claims that cover any Collaboration Aptamer, including its manufacture or formulation or a method of its delivery or use, or (b) are necessary for TAKEDA to exercise the licenses and rights granted to it pursuant to Article 7. Licensed Patent Rights existing as of the Effective Date, include, without limitation, those Patent Rights listed on Schedule 3 attached hereto. For purposes of clarity, Licensed Patent Rights shall exclude any Patent Rights, on a claim by claim basis, that relate solely to the SELEX Process and the SELEX Technology.
     1.69 “Licensed Technology” means any ARCHEMIX Technology and ARCHEMIX’s interest in Joint Technology that (a) relates to any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery or of its use, or (b) is necessary for TAKEDA to exercise the licenses and rights granted to it pursuant to Article 7.
     1.70 “Minimum FTE Funding Commitment” means, on a Fiscal Quarter by Fiscal Quarter basis, with respect to each Target designated as a Program Target pursuant to Section 3.5.1 during the Research Program Term and for which an Optimized Lead Compound has not been identified, the funding of [***] FTE. For purposes of clarity, the Minimum FTE Funding Commitment per Program Target per Fiscal Quarter set forth in the preceding sentence corresponds to [***] FTEs per Program Target on an annual basis. To the extent that the first Fiscal Quarter following the Effective Date of this Agreement is not a full three months, the Minimum FTE Funding Commitment for such first Fiscal Quarter shall be prorated to account for the ratio between the total days remaining in such Fiscal Quarter following the Effective Date and the total days in such Fiscal Quarter.
     1.71 “Minimum Program Target Commitment” means one (1) Program Target upon the initiation of research by ARCHEMIX on a first Program Target pursuant to Section 3.3.1; two (2) Program Targets upon the initiation of research by ARCHEMIX on a second Program Target; and, upon the initiation of research by ARCHEMIX on a third Program Target, a number of Program Targets [***] to the [***] between (a) [***] the number of Program Targets for which an
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***] has been [***], and (b) the [***] of the number of Program Targets for which an [***] has [***] been [***] and the number of [***] Targets listed on [***].
     1.72 “NDA” means a New Drug Application, as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to sell a Product in the United States.
     1.73 “Net Sales” means the gross amount billed or invoiced by TAKEDA or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Products less, as determined in accordance with GAAP, (a) allowances for normal and customary trade, quantity and cash discounts actually allowed and taken, (b) transportation, insurance and postage charges, if prepaid by TAKEDA or any Affiliate or Sublicensee of TAKEDA and included on any such party’s bill or invoice as a separate item, (c) credits, rebates, returns (including product recalls) pursuant to agreements (including, without limitation, managed care agreements) or government regulations, to the extent actually allowed or implemented, including without limitation, with respect to any Net Sales in Japan, any sales-based contribution for “Drug Induced Suffering” and any sales-based contribution for “Contribution for Measure for Drug Safety,” in each case as required by Applicable Laws or any Regulatory Authority, in the amount determined by and payable to the Pharmaceuticals and Medical Devices Agency (so-called “KIKO”), (d) sales, use and other consumption taxes similarly incurred to the extent included on the bill or invoice as a separate item. In addition, Net Sales are subject to the following:
          (a) If TAKEDA or any of its Affiliates or Sublicensees effects a sale, disposition or transfer of a Product to a customer in a particular country other than on customary commercial terms or as part of a package of products and services, the Net Sales of such Product to such customer shall be deemed to be “the fair market value” of such Product. For purposes of this subsection (a), “fair market value” shall mean the value that would have been derived had such Product been sold as a separate product to another customer in the country concerned on customary commercial terms.
          (b) In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” of products, all discounts and the like shall be allocated among products on the basis on which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such products or such other reasonable allocation method as the Parties shall agree.
          (c) For purposes of clarity, use of any Product in clinical trials, pre-clinical studies or other research or development activities, or disposal or transfer of Products for a bona fide charitable purpose or a commercially reasonable sampling program, shall not give rise to any Net Sales.
     1.74 “Optimized Lead Compound” or “Optimized Lead” means any Program Aptamer that the JSC accepts as meeting the OLSC for such Program Target and any Aptamer Derived therefrom. The Parties agree that any Program Aptamer for which [***] shall be deemed to have been accepted as an Optimized Lead Compound by the JSC.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.75 “Optimized Lead Compound Selection Criteria” or “OLSC” means the guideline criteria for selecting Program Aptamers that are sufficiently promising to warrant further research as an Optimized Lead Compound. The OLSC for the initial three (3) Program Targets listed in Schedule 2A attached hereto as agreed upon between the Parties is incorporated into Schedule 1. The OLSC shall be defined by the JSC for Pre-Approved Replacement Target as soon as practicable after the selection of any Pre-approved Replacement Targets pursuant to Section 3.5.1, but in any event, prior to the commencement of research activities with respect to any such Pre-approved Replacement Target.
     1.76 “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, and all foreign counterparts of any of the foregoing.
     1.77 “Permitted Activities” means (a) [***] to [***] and [***], any [***] ARCHEMIX [***] or [***] for ARCHEMIX and/or for [***] for the [***] of [***] to a [***] than such [***] or [***], as [***], and (b) [***] ARCHEMIX [***] and/or [***] Aptamers [***] and [***]; provided, that, ARCHEMIX [***] or [***] in the [***] and/or [***] of any [***] Aptamers [***] of the [***]
     1.78 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     1.79 “Phase I Clinical Trial” means a clinical trial conducted in healthy humans or patients, which clinical trial is designed to establish the safety, drug-drug interactions and/or pharmacokinetics of an investigational drug given its intended use, and to support continued testing of such drug in Phase II Clinical Trials.
     1.80 “Phase II Clinical Trial” means a clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.
     1.81 “Phase III Clinical Trial” means a pivotal clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to ascertain efficacy and safety of an investigational drug for its intended use and to define warnings, precautions and Adverse Events that are associated with an investigational drug in the dosage range intended to be prescribed, with the purpose of preparing and submitting applications for Regulatory Approval or label expansion to the pertinent Regulatory Authority in any country.
     1.82 “Product” means any pharmaceutical or medicinal item, substance or formulation that contains, incorporates or comprises a Collaboration Aptamer.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.83 “Product Trademark” means any trademark or trade name, whether or not registered, or any trademark application or renewal, extension or modification thereof, in the Territory, or any trade dress and packaging, in each case (a) that are specifically applied to or used with and obtained for any Product by TAKEDA and (b) together with all goodwill associated therewith and promotional materials relating thereto.
     1.84 “Program Aptamer” means (a) any [***] oligonucleotide that (i) is an Aptamer that [***] and (ii) was first identified in the performance of the Research or Development Program, (b) [***] Aptamers Controlled by ARCHEMIX as of the Effective Date that [***] to the applicable Program Target, and (c) any [***] any [***] this Section 1.84(a) or (b) where such Aptamer was first identified in the performance of the Research Program or Development Program and binds to a Program Target.
     1.85 “Program Aptamer-Specific Patent Rights” means all Patent Rights, on a claim by claim basis, that contain, as a specific element, Program Aptamer-Specific Technology. Program Aptamer-Specific Patent Rights where ARCHEMIX is the sole inventor or a joint inventor with TAKEDA shall be “ARCHEMIX Program Aptamer-Specific Patent Rights” and Program Aptamer-Specific Patent Rights where TAKEDA is the sole inventor shall be “TAKEDA Program Aptamer-Specific Patent Rights.“
     1.86 “Program Aptamer-Specific Technology” means any Program Technology Controlled by either Party at any time during the Exclusivity Term for a given Program Target that (a) has as an element thereof a Collaboration Aptamer, including any Program Technology relating to the composition, production, manufacture, formulation, delivery or use of a Collaboration Aptamer and is specific for that Program Target; and/or (b) is specific for that Program Target. For purposes of illustration with respect to Sections 1.85, 1.86, 1.88 and 1.89, (i) the nucleotide sequence of an Aptamer that binds a Program Target would be considered Program Aptamer-Specific Technology and any Patent Rights that specify that nucleotide sequence would be considered Program Aptamer-Specific Patent Rights and (ii) the composition of the oligonucleotide pool (e.g., deoxy purines and 2’ O-methyl substituted pyrimidines) from which the specific nucleotide sequence was obtained would be considered Program Generic Technology and any Patent Rights that encompass the pool composition but do not specify the particular nucleotide sequence(s) of an Aptamer that bind to a Program Target would be considered Program Generic Patent Rights.
     1.87 “Program Chemistry” means the proprietary molecules, methods and/or processes listed on Schedule 6 attached hereto to be used by ARCHEMIX in the conduct of the Research Program and any proprietary molecules, methods and/or processes generically identified on Schedule 6.
     1.88 “Program Generic Patent Rights” means all Patent Rights, on a claim by claim basis, that cover Program Generic Technology but do not contain as a specific element Program Aptamer-Specific Technology.
     1.89 “Program Generic Technology” means any Program Technology that is not Program Aptamer-Specific Technology and that relates generally to the composition, discovery, generation, optimization, manufacture, formulation, delivery or use of aptamers.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.90 Program Target” means the Targets listed on Schedule 2A attached hereto, as amended from time to time in accordance with Section 3.5.
     1.91 “Program Technology” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) or Proprietary Materials that are conceived or first reduced to practice (actively or constructively) by either Party in the conduct of the Research Program and/or the Development Program and by ARCHEMIX in the conduct of ARCHEMIX Additional Activities.
     1.92 “Proprietary Materials” means tangible chemical, biological or physical materials (a) that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, whether or not specifically designated as proprietary by the Transferring Party or (b) that are otherwise conceived and reduced to practice in the conduct of the Research Program or the Development Program.
     1.93 “Prosecution” or “Prosecute” means the preparation, filing, prosecution and/or maintenance of Patent Rights including any reissue and re-examination proceedings relating to the foregoing; provided, however, that any interference, opposition or similar proceedings relating to any Aptamer-Specific Patent Rights shall be classified as an Infringement subject to Section 9.2.1(b)(ii).
     1.94 “Quarterly FTE Payment” means the amount of R&D Funding payable by TAKEDA to ARCHEMIX for FTEs for each Fiscal Quarter of the Research Program Term pursuant to Section 5.2, which shall equal the product of the number of FTEs required by the Minimum FTE Funding Commitment times the number of Program Targets required by the Minimum Program Target Commitment times the FTE Rate.
     1.95 “Radio Therapeutic” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     1.96 “R&D Funding” means the aggregate funding provided by TAKEDA to ARCHEMIX in connection with the conduct by ARCHEMIX of the ARCHEMIX Research Activities and/or ARCHEMIX Additional Activities, as the case may be, which shall be equal to the aggregate FTE Cost for all FTEs expended by ARCHEMIX in connection therewith, based on the FTE Rate.
     1.97 “Regulatory Approval” means, with respect to any country or region in the Territory, any approval, product and establishment license, registration or authorization of any Regulatory Authority required for the manufacture, use, storage, importation, exportation, distribution, transport or sale of a Product in the Field in such country or region.
     1.98 “Regulatory Authority” means the FDA, or any counterpart of the FDA outside the United States, or any other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Product.
     1.99 “Regulatory Filings” means, collectively: (a) all INDs, establishment license applications, drug master files, applications for designation as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)), NDAs and BLAs and all other similar filings (including, without limitation, counterparts of any of the foregoing in any country or region in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.
     1.100 “Research Program” means the research program to be conducted by the Parties during the Research Program Term pursuant to the Annual Research Plan up to and including the selection of Optimized Lead Compounds. For purposes of clarity, the Research Program does not include any Development activities performed in the course of the Development Program.
     1.101 “Research Program Term” means the period beginning on the Effective Date and ending on June 11, 2010, or such later date as the Parties may mutually agree in writing; provided, that, (a) the Research Program Term ending June 11, 2010, may be extended for up to two (2) additional periods of one (1) year each upon the mutual agreement of the Parties, subject to ARCHEMIX’s commitment to continue to provide FTEs, and TAKEDA’s commitment to continue to provide ARCHEMIX with the R&D Funding applicable thereto pursuant to Section 5.2.1, in order to discover Optimized Lead Compounds for one or more Program Targets; and (b) if this Agreement is terminated prior to the end of the Research Program Term, the effective date of such early termination shall become the last day of the Research Program Term. For purposes of clarity, under no circumstances shall the Research Program Term be extended beyond the fifth anniversary of the Effective Date.
     1.102 “ROW Territory” means all counties and territories of the world other than the [***].
     1.103 “Royalty Term” means, on a Product-by-Product and country-by-country basis, the period beginning on the date of First Commercial Sale of a given Product in a country and ending on the later to occur of (a) expiration of the last to expire Valid Claim of a Royalty Triggering Patent Right as to such Product in such country and (b) [***] years from the date of the First Commercial Sale of such Product in such country. For purposes of clarity, [***] years after the First Commercial Sale of a Product, the Royalty Term will expire as to a given Product in a given country if the Product is being manufactured, used, offered for sale or sold without the infringement of any Valid Claim of any Royalty Triggering Patent Rights as a result of such activities.
     1.104 “Royalty Triggering Patent Rights” means, on a Product-by-Product and country-by-country basis, those Valid Claims within the Licensed Patent Rights, ARCHEMIX Program Aptamer-Specific Patent Rights and Joint Patent Rights, that are scheduled according to Section 9.2.4, subject to the dispute resolution procedures set forth in Section 9.2.4, that would be infringed by the manufacture, use, offer for sale or sale of a Product in a given country absent the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

license granted under this Agreement. For purposes of clarity, the making, using, offering for sale and selling activities of a particular Product may be covered by Royalty Triggering Patent Rights in one country and not be covered by any Royalty Triggering Patent Rights in another country. Also for purposes of clarity, TAKEDA Program Aptamer-Specific Patent Rights are excluded from Royalty Triggering Patent Rights.
     1.105 “SELEX Portfolio” means those Patent Rights licensed by Gilead to ARCHEMIX pursuant to the ARCHEMIX-Gilead License Agreement.
     1.106 “SELEX Process” means any process for the identification or generation of an oligonucleotide that binds to a Target by means other than Watson-Crick base-pairing including any process that is covered by, (a) the SELEX Portfolio, including, without limitation, U.S. Patent Nos. [***] or [***] and any continuations, divisionals, and continuations-in-part, substitutions, renewals, reissues, re-examinations and extensions thereof, or (b) any other Patent Rights directed to the SELEX Process Controlled by ARCHEMIX.
     1.107 “SELEX Technology” means (a) oligonucleotides that bind to a Target by means other than Watson-Crick base-pairing that consist of or incorporate structural elements that are generally applicable to such oligonucleotides independent of Targets (e.g., a novel nucleoside, bond or linkage or combination(s) thereof, for example, deoxypurine and 2’O-methyl substituted prymidine compositions) as used in such oligonucleotides, and (b) any process for modifying, optimizing and/or stabilizing oligonucleotides that bind to a Target by means other than Watson-Crick base-pairing that is generally applicable to such oligonucleotides independent of Targets wherein such modification, optimization or stabilization includes, without limitation, minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides; provided, however, that SELEX Technology does not include Program Aptamers.
     1.108 “sNDA” means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.
     1.109 “Sublicense Agreement” means any agreement entered into by TAKEDA with a Sublicensee.
     1.110 “Sublicensee” means any Third Party to which TAKEDA grants a sublicense under the licenses granted to it under Section 7.1 or 7.2.
     1.111 “Supplemental Product” means a therapeutically active ingredient incorporated into a Combination Product where such therapeutically active ingredient is not a Product.
     1.112 “TAKEDA Background Technology” means any Technology that is used by TAKEDA, or provided by TAKEDA for use, in the Research Program and/or Development Program that is (a) Controlled by TAKEDA as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, TAKEDA after the Effective Date other than in the conduct of TAKEDA Research Activities or TAKEDA Development Activities. For purposes of clarity, TAKEDA Program Technology or TAKEDA’s interest in Joint Technology shall not include TAKEDA Background Technology.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.113 “TAKEDA Patent Rights” means any Patent Rights Controlled by TAKEDA that contain one or more claims that cover TAKEDA Technology.
     1.114 “TAKEDA Program Technology” means (a) any Program Technology that is not ARCHEMIX Program Technology or Joint Technology; and (b) any Program Aptamer-Specific Technology.
     1.115 “TAKEDA Research Activities” means all activities specified to be conducted by TAKEDA in any Annual Research Plan (or amendment thereto) that are approved by the JPT and JSC. For purposes of clarity, TAKEDA Research Activities may include the contribution by TAKEDA to the Research Program of certain disease biology and cellular assay expertise and Technology.
     1.116 “TAKEDA Technology” means, collectively, TAKEDA Background Technology and TAKEDA Program Technology.
     1.117 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.118 “Target Replacement List” means the list of Targets on Schedule 2B attached hereto, as amended pursuant to Section 3.5.1.
     1.119 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including, without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds; and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including, without limitation, any negative results).
     1.120 “Terminated Product”means any Product which TAKEDA was Developing or Commercializing as to which TAKEDA determined to discontinue Development and provided a Product Termination Notice to ARCHEMIX pursuant to Section 7.1.2(d)(i)
     1.121 “Territory” means all countries and territories of the world.
     1.122 “Third Party” means a Person other than TAKEDA and ARCHEMIX and their respective Affiliates.
     1.123 “ULEHI” means University License Equity Holdings, Inc., formerly known as UTC.
     1.124 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead Sciences, Inc. as successor in interest to NeXstar Pharmaceuticals.
     1.125 “UTC” means University Technology Corporation, the successor to the University Research Corporation.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.126 “Valid Claim” means any claim of an issued, unexpired patent that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding.
     1.127 “Waived Compound” means any Collaboration Aptamer directed against a Waived Target.
     1.128 “Waived Target” means any Program Target for which TAKEDA has discontinued the Research Program prior to the designation of an Optimized Lead Compound for such Program Target and provided a Waived Target Designation Notice to ARCHEMIX pursuant to Section 7.1.2.(c)(i).
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
Applicable Milestone Payment	7.1.2(d)(ii)(F)
Applicable Percentage	7.1.2(d)(ii)(F)
ARCHEMIX Commitment	7.1.2(d)(ii)
ARCHEMIX Indemnitees	12.2
Claims	12.1
Clinical Data	7.1.2(e)(ii)(F)
Designated Senior Officers	13.1
Disputed Patent Matter	9.1.1(b)
Disputed Royalty Matter	5.4.1(i)
Dispute	13.1(a)
Disputed Matter	2.1.3(c)
Exclusive License Notice	7.1.2(f)(ii)
Failed Target Opportunity Notice	7.1.2(c)(iv)
[***]% Royalty Reduction	5.4.1(e)
Filing Party	9.1.4
[***] Indemnitee	12.3
Indemnified Party	12.4
Indemnifying Party	12.4
Infringement	9.2.1(a)
Infringement Notice	9.2.1(a)
Losses	12.1
Material Use	7.1.2(d)(ii)(F)
Milestone Payment Due Date	7.1.2(d)(ii)(F)
Non-Filing Party	9.1.4
Notice Period	7.1.2(c)(iv)
Patent Coordinator	8.6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Definition	Section
Pre-approved Replacement Target	3.5.1(b)
Proceeding	13.2
Product Termination Notice	7.1.2(d)(i)
Quarterly Reconciliation Statement	5.2.1
Recipient Party	3.7
Requested Chemistry	5.4.1(d)
ROFN Notice	7.1.2(c)(iv)
TAKEDA Indemnitees	12.1
Term	10.1
Third Party Chemistry Payments	5.4.1(d)
Third Party Costs	5.2.4
Third Party Payments	5.4.1(d)
Transferring Party	3.7
Waived Target Designation Notice	7.1.2(c)(i)
2. ADMINISTRATION OF THE COLLABORATION
     2.1 Joint Steering Committee.
          2.1.1 Establishment. Within [***] days from the Effective Date, ARCHEMIX and TAKEDA shall identify the members of the Joint Steering Committee. Unless otherwise agreed by the Parties, the term for the JSC shall commence as of the Effective Date and continue until the last day of the Research Program Term. The JSC shall have and perform the responsibilities set forth in Section 2.1.4.
          2.1.2 Membership. Each Party shall designate in writing, in its sole discretion, [***] members to the JSC, which shall be employees of such Party or an Affiliate of such Party. Unless otherwise agreed by the Parties, one of TAKEDA’s designees shall be designated by TAKEDA as the Chair. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JSC, by giving written notice to the other Party.
          2.1.3 Meetings.
                    (a) Schedule of Meetings; Agenda. The JSC shall establish a schedule of times for regular meetings, taking into account the planning needs of the Collaboration and its responsibilities. In urgent cases, special meetings of the JSC may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided, that, (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. In no event shall the JSC meet less frequently than once in each Fiscal Quarter. Regular and special meetings of the JSC may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The Chair shall prepare and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

circulate to each JSC member an agenda for each JSC meeting not later than one (1) week prior to such meeting.
                    (b) Quorum; Voting. At each JSC meeting (i) the presence in person of [***] member designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JSC at such meeting. Alternatively, the JSC may act by written consent signed by [***] member designated by each Party. Whenever any action by the JSC is called for hereunder during a time period in which the JSC is not scheduled to meet, the Chair shall cause the JSC to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JSC may attend JSC meetings as non-voting observers with the consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.
                    (c) Decisions. The JSC members shall use reasonable efforts to reach unanimous agreement on any and all matters. Such reasonable efforts shall, if reasonably requested by any member of the JSC, include the engagement of a mutually acceptable Person who is not affiliated with either Party and has particular experience or expertise with respect to a particular matter to advise the JSC, the expense of which engagement shall be borne equally by the Parties. In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JSC within [***] days after the JSC first meets to consider such matter (each such matter, a “Disputed Matter”), then such Disputed Matter will be decided pursuant to Section 2.1.6 and/or Section 13.1.
                    (d) Minutes. The JSC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JSC within a reasonable time after the meeting, not to exceed [***] business days. The Chair shall have responsibility for the preparation and circulation of draft minutes. Each member of the JSC shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JSC meeting or within [***] days of the meeting whichever occurs first. Upon approval, final minutes of each meeting shall be circulated to the members of the JSC by the Chair.
          2.1.4 Responsibilities. The JSC shall be responsible for overseeing the conduct and progress of and making all significant decisions regarding the scope, content, cost, and timing of the Research Program. Without limiting the generality of the foregoing, the JSC shall have the following responsibilities:
                    (a) overseeing the JPT’s performance of its responsibilities;
                    (b) reviewing and approving each Annual Research Plan;
                    (c) reviewing and approving any amendment to an Annual Research Plan approved by the JPT and submitted to it for its approval;
                    (d) reviewing data, reports or other information submitted to it by the JPT from time to time;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (e) resolving all JPT matters that are in dispute;
                    (f) defining the characteristics of the OLSC for each Program Target;
                    (g) reviewing and either approving or rejecting any decision of the JPT to nominate any Program Aptamer as an Optimized Lead Compound;
                    (h) determining whether a Program Target should be designated as a Failed Target;
                    (i) determining whether a milestone has been achieved under this Agreement for which a milestone payment is payable;
                    (j) determining the appropriate method of determining royalties for a Combination Product pursuant to the last sentence of Section 5.4.1(i); and
                    (k) making such other decisions as may be delegated to the JSC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.
          2.1.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JSC shall be made or taken in the best interest of the Collaboration.
          2.1.6 Research Related Dispute Resolution. If a Disputed Matter arises within the JSC through the course of seeking to make decisions pursuant to Section 2.1.3(c), such Disputed Matter shall be resolved pursuant to this Section 2.1.6. If the Disputed Matter does not involve an Excepted Decision or an ARCHEMIX Decision, and except as set forth in the last sentence of this section, TAKEDA shall have the sole right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties. Notwithstanding the foregoing, (a) if the Disputed Matter involves an ARCHEMIX Decision, then ARCHEMIX shall have the sole right to make the final decision on such Disputed Matter but shall only exercise such right in good faith after full consideration of the positions of both Parties and (b) if the Disputed Matter involves an Excepted Decision, the Disputed Matter shall be resolved in accordance with Section 13.1. For purposes of clarity, except with respect to ARCHEMIX Decisions and Excepted Decisions, TAKEDA shall have the sole and final decision-making authority regarding all issues with respect to the Development of Optimized Lead Compounds and the Commercialization of Products and under no circumstances shall the determination of whether TAKEDA or ARCHEMIX has used or is using Commercially Reasonable Efforts be submitted for resolution under this Section 2.1.6
     2.2 Joint Project Team.
          2.2.1 Establishment. Within [***] days from the Effective Date, ARCHEMIX and TAKEDA shall identify the members of the Joint Project Team. Unless otherwise agreed by the Parties, the term for the JPT shall commence as of the Effective Date and continue until the last day of the Research Program Term. The JPT shall have and perform the responsibilities set forth in Section 2.2.4.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.2.2 Membership. Each Party shall designate in writing, in its sole discretion, [***] members to the JPT which shall be employees of such Party or an Affiliate of such Party. Unless otherwise agreed by the Parties, one of [***] designees shall be designated by [***] as the Chair of the JPT. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JPT, by giving written notice to the other Party.
          2.2.3 Meetings.
                    (a) Schedule of Meetings; Agenda. The JPT shall establish a schedule of times for regular meetings, in no event less frequently than once per [***], taking into account, without limitation, the planning needs of the Research Program and its responsibilities. In urgent cases, special meetings may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided, that, (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. Regular and special meetings of the JPT may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The chair of the JPT shall prepare and circulate to each JPT member an agenda for each JPT meeting no later than [***] prior to such meeting.
                    (b) Quorum; Voting. At each JPT meeting, (i) the presence in person of at least [***] members designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JPT at such meeting. Alternatively, the JPT may act by written consent signed by at least [***] members designated by each Party. Whenever any action by the JPT is called for hereunder during a time period in which the JPT is not scheduled to meet, the chair of the JPT shall cause the JPT to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JPT (including, without limitation, the Patent Coordinators) may attend JPT meetings as non-voting observers without the consent of the other Party.
                    (c) Decisions. The JPT shall resolve all matters before it by unanimous vote of the JPT. In the event that the JPT is unable to resolve any matter before it, such matter shall be referred to the JSC for decision, and, in case the JSC is unable to resolve the matter, it shall be resolved in accordance with Section 2.1.6.
                    (d) Minutes. The JPT shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JPT within a reasonable time after the meeting, not to exceed [***] business days. The chair of the JPT shall have responsibility for the preparation and circulation of draft minutes. Each member of the JPT shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved or revised as necessary at the next JPT meeting; and then sent to the JSC members of each Party who may nullify any decision by the JPT affecting the scope, content, cost, and timing of the Research
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program. The decisions specified in the JPT minutes shall be deemed ratified if no written objection is raised within [***] days of the JPT minutes being sent to the JSC members. Upon approval, final minutes of each meeting shall be circulated to the members of the JPT by the chair of the JPT.
          2.2.4 Responsibilities. The JPT shall be responsible for overseeing the day-to-day conduct and progress of the Research Program and the recommendation of Optimized Lead Compounds. Without limiting the generality of the foregoing, the JPT shall have the following responsibilities:
                    (a) preparing or directing the preparation of all Annual Research Plans to be submitted to the JSC for approval by the JSC;
                    (b) preparing or directing the preparation of any amendments to an Annual Research Plan that the JPT unanimously deems appropriate in furtherance of the objectives of the Research Program as set forth in the Annual Research Plan, provided, however, that only the JSC may approve an amendment to an Annual Research Plan submitted to the JSC for approval by the JSC;
                    (c) monitoring the progress of each Annual Research Plan and of each Party’s activities thereunder;
                    (d) providing a forum for consensual decision making with respect to the Research Program;
                    (e) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Research Program;
                    (f) preparing for the JSC on at least a semi-annual basis a progress report for the Research Program in reasonable detail and providing to the JSC such additional information as it may request;
                    (g) recommending to the JSC amendments to the OLSC as it deems appropriate in furtherance of the objectives of the Research Program, as set forth in the Annual Research Plan;
                    (h) recommending to the JSC that a Program Target be designated as a Failed Target;
                    (i) nominating Program Aptamers as Optimized Lead Compounds for acceptance by the JSC; and
                    (j) making any other decisions as may be delegated to the JPT by JSC as reflected in the approved minutes of the JSC.
          2.2.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JPT shall be made or taken in the best interest of the Collaboration.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3. RESEARCH PROGRAM
     3.1 Objectives of the Research Program. The objectives of the Research Program shall be the identification of Program Aptamers for nomination by the JPT to the JSC for approval as Optimized Lead Compounds pursuant to this Agreement. Except for the TAKEDA Research Activities, if any, which shall be conducted by TAKEDA at its sole expense, ARCHEMIX shall have the primary right and responsibility to conduct the Research Program.
     3.2 Annual Research Plans
          3.2.1 Annual Research Plans. The initial Annual Research Plan and budget, which describes the research activities to be carried out by each Party during the first Fiscal Year of the Research Program Term for the initial Program Targets shall be prepared by the JPT and submitted to, and approved by, the JSC within [***] days of the Effective Date. For each subsequent Fiscal Year during the Research Program Term commencing with the second Fiscal Year, an Annual Research Plan and budget shall be prepared by or at the direction of the JPT and submitted to the JSC for its approval. The JPT shall manage the preparation of each Annual Research Plan in a manner designed to obtain JSC approval no later than [***] days prior to the end of the then-current Fiscal Year. Each Annual Research Plan shall: (a) set forth (i) the research objectives and activities to be performed for the Fiscal Year covered by the Annual Research Plan with reasonable specificity, (ii) the research plans and protocols to be employed to complete each stage of the Research Program, (iii) changes to the OLSC for each Program Target and any other criteria that the JPT utilizes to evaluate the results of the Research Program in order to nominate Optimized Lead Compounds for Program Targets, (iv) the Party that shall be responsible for performing such activities, (v) a timeline and budget for such activities (including any Third Party Costs), and (vi) with respect to ARCHEMIX Research Activities, the number of FTEs estimated to be required to perform such activities, and (b) shall be consistent with the other terms of this Agreement. Without limiting the generality of the foregoing, the objectives of each Annual Research Plan shall include, as appropriate from time to time during the Research Program Term, conducting the necessary research activities to identify Program Aptamers or to determine whether Program Aptamers should be nominated to the JSC as Optimized Lead Compounds. Any Annual Research Plan may be amended from time to time by the JSC pursuant to Section 2.1.4. Each amendment, modification and update to the Annual Research Plan shall include the resulting changes to the budget, including the number of FTEs to be utilized by ARCHEMIX, and shall be set forth in a written document prepared by, or at the direction of, the JPT and approved by the JSC, shall specifically state that it is an amendment, modification or update to the Annual Research Plan and shall be attached to the minutes of the meeting of the JSC at which such amendment, modification or update was approved by the JSC. Without limiting the nature or frequency of any other amendments, modifications or updates to the Annual Research Plan that may be approved by the JSC, the Annual Research Plan shall be updated at least once prior to the end of each Fiscal Year to describe the research activities to be carried out by each Party during the upcoming Fiscal Year during the Research Program Term in conducting the Research Program pursuant to this Agreement.
          3.2.2 Minimum Research Commitment. TAKEDA shall at all times during the Research Program Term provide research support for a number of Program Targets equal to the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Minimum Program Target Commitment and ARCHEMIX shall provide sufficient resources to perform its obligations pursuant to the Annual Research Plan for such Program Targets.
          3.2.3 Minimum FTE Funding Commitment. During the Research Program Term, TAKEDA shall provide funding equal to at least the Minimum FTE Funding Commitment for as many Program Targets as are required under the Minimum Program Target Commitment.
     3.3 Conduct of Research Program.
          3.3.1 ARCHEMIX Responsibilities. Except as set forth in Section 3.3.2, ARCHEMIX shall have the primary right and responsibility for all activities with respect to the Research Program, including all activities with respect to the identification of Program Aptamers, up through the identification of an Optimized Lead Compound pursuant to Section 3.6. Without limiting the foregoing, during the Research Program Term, ARCHEMIX shall (a) conduct the ARCHEMIX Research Activities using the number of FTEs set forth in the Annual Research Plan, and (b) conduct the ARCHEMIX Additional Activities as requested by TAKEDA pursuant to Section 4.3 using a standard of care not less than Commercially Reasonable Efforts. For the first three (3) Program Targets, ARCHEMIX shall insure that ARCHEMIX Research Activities are initiated at a rate of [***] Program Target per Fiscal Quarter with [***] Program Target being initiated, to the extent possible, within [***] days of the Effective Date. Notwithstanding the foregoing, in no event shall ARCHEMIX be required to initiate ARCHEMIX Research Activities and/or ARCHEMIX Additional Activities for more than [***] Program Target per [***].
          3.3.2 TAKEDA Responsibilities. During the Research Program Term, TAKEDA shall: (a) provide ARCHEMIX with such TAKEDA Background Technology, and conduct such TAKEDA Research Activities, if any, as may be necessary or useful to further the objectives of the Research Program or as otherwise may be set forth in any Annual Research Plan; (b) pay ARCHEMIX each Quarterly FTE Payment in accordance with Section 5.2.1 and the R&D Funding to the extent the R&D Funding exceeds the Quarterly FTE Payments; (c) give ARCHEMIX not less than [***] days’ written notice in the event that TAKEDA requires a number of FTEs above [***] FTEs in any Fiscal Year; (d) commit such resources as are reasonably necessary to conduct the TAKEDA Research Activities, if any, set forth in any Annual Research Plan; and (e) use Commercially Reasonable Efforts to conduct the TAKEDA Research Activities, if any, set forth in any Annual Research Plan.
          3.3.3 Compliance and Funding. Each Party shall perform its obligations under each Annual Research Plan in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Research Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with the regulations and guidance of the FDA that constitute Good Laboratory Practice or Good Manufacturing Practice (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries, benefits and taxes of its employees conducting its activities under Article 3 of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          3.3.4 Cooperation. Scientists at ARCHEMIX and TAKEDA shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under any Annual Research Plan.
     3.4 Records.
          3.4.1 Record Keeping.
                    (a) Research Program Records. Each Party shall maintain complete and accurate records of its activities in the Research Program in sufficient detail, in good scientific manner and otherwise in a manner that reflects all work done and results achieved. Subject to Article 6, each Party shall provide the other Party with access during normal business hours and upon reasonable advance notice to review such records to the extent reasonably required for the performance of such other Party’s obligations and/or exercise of such other Party’s rights under this Agreement; provided, that, the non-reviewing Party may redact information not relevant to the Research Program prior to such review. Notwithstanding the foregoing, except in conjunction with a Proceeding pursuant to Section 13.2, TAKEDA shall not have the right to review any records relating to any Failed Compounds, Waived Compounds or Terminated Products, except for records relating to activities conducted in the Research Program, in which case TAKEDA shall have the right to review such records for up to [***] years after the designation of any such Failed Compounds, Waived Compounds or Terminated Products for purposes of, and in connection with, an audit conducted in accordance with Section 5.2.3.
                    (b) Record Keeping Policies. Without limiting the generality of Section 3.4.1(a), each Party agrees to maintain a policy that requires its employees and consultants to record and maintain all data and information developed during the Research Program.
          3.4.2 Reports. ARCHEMIX and TAKEDA shall keep the JPT regularly informed of the progress of the Research Program. Without limiting the generality of the foregoing, (a) ARCHEMIX shall, at each meeting of the JPT, (i) provide reports to the JPT in reasonable detail regarding the status of its activities under the Research Program, (ii) advise the JPT of its identification of Program Aptamers and provide the JPT with any supporting data applicable to such Program Aptamers, (iii) provide the JPT with the results of activities conducted in the Research Program with respect to each Program Aptamer so as to enable the JPT to determine whether such Program Aptamer meets the OLSC and should be proposed to the JSC as an Optimized Lead Compound, (iv) provide the JPT with such additional information that it has in its possession as may be reasonably requested from time to time by the JPT, and (v) provide TAKEDA, on or before [***] days from the termination or expiration of the Research Program Term, with a final report regarding all ARCHEMIX Research Activities conducted by ARCHEMIX during the Research Program Term to the extent not previously included in the reports described above, and (b) TAKEDA shall, at each meeting of the JPT, (i) provide the JPT with reports in reasonable detail regarding the status of all TAKEDA Research Activities, if any, and such additional information that it has in its possession as may be reasonably requested from time to time by the JPT and (ii) provide ARCHEMIX, on or before [***] days from the termination or expiration of the Research Program Term, with a final report regarding all
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

TAKEDA Research Activities, if any, conducted by TAKEDA during the Research Program Term to the extent not previously included in the reports described above.
     3.5 Selection of Program Targets.
          3.5.1 Selection of Program Targets.
                    (a) Initial Program Targets. The Parties hereby acknowledge and agree that three (3) Program Targets, as set forth on Schedule 2A, have been designated by the Parties as of the Effective Date. The Parties further acknowledge and agree that there is a [***]that [***] will [***] for the [***] and that the Parties shall promptly, but in no event later than [***] months from the initiation of ARCHEMIX Research Activities against any such Program Target, evaluate the need to replace each such Program Target with a Pre-approved Replacement Target. For purposes of clarity, if after [***] months from the initiation of ARCHEMIX Research Activities against a Program Target no Collaboration Aptamers binding to such Program Target have been identified, either Party shall have the right to designate such Program Target a Failed Target; provided, that, if the other Party disagrees with the designation, the Research Activities shall be carried out with respect to such Program Target for an additional [***] months and if no Aptamers have been identified upon the expiration of this [***] month period, such Program Target shall be deemed to have been designated a [***] by the JSC for purposes of this Agreement without any further action of either Party.
                    (b) Target Replacement List. The Parties hereby acknowledge and agree that three (3)Targets, as set forth on the Target Replacement List on Schedule 2B, have been designated by the Parties as replacement Targets as of the Effective Date (each such Target, a “Pre-approved Replacement Target”). TAKEDA shall have the right at any time during the first two (2) Fiscal Years of the Research Program Term to request that a Pre-approved Replacement Target on the Target Replacement List be replaced with another new Pre-approved Replacement Target for any reason in accordance with Section 3.5.1(c). Upon designation of a Pre-approved Replacement Target as a Program Target, the Pre-approved Replacement Target will be removed from the Target Replacement List and no additional Target will be added in its place on the Target Replacement List.
                    (c) Replacement of Pre-approved Replacement Targets on Target Replacement List. To the extent TAKEDA has the right to propose that a Target be added to the Target Replacement List as a replacement for one of the then named Pre-approved Replacement Targets as described in Section 3.5.1(b), TAKEDA shall provide written notice to ARCHEMIX. ARCHEMIX shall accept or reject the proposed Target within [***] days after receipt of such notice from TAKEDA. A Target proposed by TAKEDA for inclusion as a Pre-approved Replacement Target on the Target Replacement List shall only be rejected by ARCHEMIX if: (i) ARCHEMIX is prohibited by an executed contract from licensing Aptamers against such proposed Target or its [***](s), (ii) ARCHEMIX is in active negotiations with a Third Party with respect to a license, collaboration or similar agreement relating to Aptamers against such Target or its [***](s), (iii) ARCHEMIX is actively researching or developing, and has not ceased to research or develop, for its own benefit, Aptamers against such Target or its [***](s) under an internal research or development program against such Target; or (iv) ARCHEMIX reasonably believes in good faith that the conduct of research and/or Development activities with respect to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

such Target as contemplated by this Agreement would infringe the Patent Rights or misappropriate the Technology of a Third Party. Should ARCHEMIX reject a proposed replacement Target for one of the Pre-approved Replacement Targets on the Target Replacement List under Section 3.5.1(c)(iii), if (i) ARCHEMIX discontinues its internal research for such Target during the Research Program Term, and (ii) TAKEDA is still able to replace a Pre-approved Replacement Target at such time, then ARCHEMIX shall notify TAKEDA of the ability to replace one of the Pre-approved Replacement Targets on Target Replacement List with such previously nominated Target.
                    (d) Replacement of Program Targets. If at any time during the first two (2) full years of the Research Program Term following the Effective Date, (i) the JSC designates a Program Target as a Failed Target or (ii) a Program Target becomes a Waived Target, then (A) all activities under the Research Program with respect to such Failed Target or Waived Target shall cease; and (B) TAKEDA shall name one of the Pre-approved Replacement Targets from the Target Replacement List as a Program Target in place of such Failed Target or Waived Target within [***] days of such date and ARCHEMIX shall begin work to the extent possible on such new Program Target immediately thereafter.
                    (e) Obligations of JPT. As promptly as practicable after designation of a new Program Target in accordance with Section 3.5.1(d), the JPT shall (i) develop and submit to the JSC for its approval the OLSC for such new Program Target and (ii) prepare an update to the Annual Research Plan to (A) include the ARCHEMIX Research Activities to be conducted to identify Program Aptamers against such new Program Target for potential nomination as an Optimized Lead Compound and (B) identify any Proprietary Materials, TAKEDA Background Technology and/or TAKEDA Research Activities that will be provided or conducted by TAKEDA pursuant to Section 3.3.2(a).
          3.5.2 Termination of Replacement Right. Notwithstanding anything to the contrary in this Agreement, TAKEDA’s right to add Pre-approved Replacement Targets to the Target Replacement List pursuant to Section 3.5.1(b) and/or replace Program Targets pursuant to Section 3.5.1(d) shall terminate on the second full year anniversary of the Effective Date of the Agreement.
     3.6 Identification of Optimized Lead Compounds. Within [***] days after its receipt of each report from ARCHEMIX pursuant to Section 3.4.2 identifying a Program Aptamer as meeting the applicable OLSC (or which either Party reasonably believes should be an Optimized Lead Compound), the JPT shall review the data and information and determine whether to nominate the Program Aptamer to the JSC for designation as an Optimized Lead Compound. If the JPT elects to nominate any such Program Aptamer as an Optimized Lead Compound, the JPT shall promptly furnish all available information to the JSC. The JSC shall consider such nomination within [***] days, and if the JSC agrees that the Program Aptamer meets the OLSC, it shall be designated as such by the JSC and such Program Aptamer shall be deemed to be an Optimized Lead Compound for purposes of this Agreement. Notwithstanding the above, TAKEDA shall have the exclusive right to affirmatively designate a given Program Aptamer as an Optimized Lead Compound at any time for any reason. For purposes of clarity, any decision that a Program Aptamer does not meet the applicable OLSC and thus should not be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

designated an Optimized Lead Compound shall at all times be an Excepted Decision pursuant to Section 1.38.
     3.7 Supply of Proprietary Materials. From time to time during the Research Program Term, either Party (the “Transferring Party”) may supply the other Party (the “Recipient Party”) with Proprietary Materials of the Transferring Party for use in the Research Program. In connection therewith, each Recipient Party hereby agrees that (a) it shall not use such Proprietary Materials for any purpose other than exercising its rights or performing its obligations under this Agreement; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party, except as expressly permitted by this Agreement; (d) the Recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of the Research Program Term, the Recipient Party shall, if and as instructed by the Transferring Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.
     3.8 Research Program Term. The Research Program shall commence on the Effective Date and shall continue until the last day of the Research Program Term. Notwithstanding the foregoing, if, upon the expiration of the Research Program Term, ARCHEMIIX has not completed any ARCHEMIX Research Activities contemplated by the applicable Annual Research Plan, then, subject to TAKEDA continuing to make the R&D Funding contemplated by Section 5.2.1 with respect to such ARCHEMIX Research Activities, ARCHEMIX shall continue to conduct such ARCHEMIX Research Activities until the earlier of (a) the completion of such ARCHEMIX Research Activities and (b) the fifth anniversary of the Effective Date.
     3.9 Evaluation of Program Aptamers for Satisfaction of OLSC Prior to Expiration of Research Program Term. Upon the [***] ARCHEMIX [***] in [***] to [***] whether a [***] the [***], ARCHEMIX [***] TAKEDA [***] a [***] of such [***] to [***] TAKEDA to [***], and, to the [***] in [***] of such [***] to [***] TAKEDA to [***] whether such [***] the [***]. TAKEDA [***]to [***] of such [***] of [***] to [***] whether such [***] the [***] to [***] whether such [***] the [***].
     3.10 Evaluation of Program Aptamers for Satisfaction of OLSC After Expiration of Research Program Term. To the extent that the Parties are researching a particular Program Target as of the expiration of the Research Program Term and TAKEDA is evaluating Collaboration Aptamer(s) for such Program Target pursuant to Section 3.9, then, regardless of the expiration of the Research Program Term, TAKEDA shall have the time allotted under Section 3.9 to evaluate whether such Collaboration Aptamer(s) satisfy the OLSC before being required to vote whether such Collaboration Aptamer(s) satisfy the OLSC. During such time extending beyond the expiration of the Research Program Term, the Program Target(s) associated with the Collaboration Aptamer(s) under evaluation shall remain Program Target(s) and the Exclusivity Term shall be extended pursuant to Section 1.40.
4. DEVELOPMENT PROGRAM; COMMERCIALIZATION OF PRODUCTS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     4.1 Objectives of the Development Program. The objectives of the Development Program shall be the selection and Development of Optimized Lead Compounds and Products Derived therefrom to enable the Commercialization of such Products in the Field in the Territory.
     4.2 Responsibility for Development and Commercialization of Products. TAKEDA shall have [***] and [***], consistent with Commercially Reasonable Efforts, for all aspects of the Development and Commercialization of Products in the Field in the Territory, including, without limitation, the conduct of: (a) all in vivo efficacy studies and primate PK studies if desired, and all IND-enabling non-clinical studies that are outside of the Research Program; (b) all activities related to human clinical trials (including, without limitation, Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials); (c) all activities relating to the manufacture and supply of Products (including all required process development and scale up work with respect thereto); and (d) all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, conducting sales and marketing activities and any post-marketing trials or post-marketing safety surveillance and maintaining databases). Without limiting the generality of the foregoing, TAKEDA shall have [***] in the exercise of Commercially Reasonable Efforts, (i) to make all Regulatory Filings for Products and file all Drug Approval Applications and otherwise seek all Regulatory Approvals for Products, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters, and (ii) to report all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws. All Regulatory Filings and Regulatory Approvals for Products shall be owned by TAKEDA, subject to Sections 7.1.2(c) and 10.3.
     4.3 Technical Assistance. During the Term, ARCHEMIX may, upon TAKEDA’s reasonable request, conduct ARCHEMIX Additional Activities, that may be necessary or useful to assist TAKEDA or its Affiliates and Sublicensees in the research, Development or Commercialization of Products; provided, that, ARCHEMIX Additional Activities shall be subject to the payment by TAKEDA of the R&D Funding applicable thereto pursuant to Section 5.2.1. Unless otherwise agreed to by the Parties, all ARCHEMIX Additional Activities shall be conducted by ARCHEMIX at its facility. For purpose of clarity, and notwithstanding Section 1.10(c), ARCHEMIX will endeavour, to the extent that ARCHEMIX is reasonably capable, to perform ARCHEMIX Additional Activities if such efforts can reasonably be expected to benefit the Collaboration.
     4.4 Development and Commercialization Obligations.
          4.4.1 Diligence Obligations. With respect to each Aptamer that is designated as an Optimized Lead Compound, TAKEDA shall exercise Commercially Reasonable Efforts during the Term to Develop and Commercialize Products Derived from such Optimized Lead Compound in the Field in the Territory.
          4.4.2 Justification. If ARCHEMIX at any time believes that TAKEDA is not meeting its diligence obligations pursuant to Section 4.4.1, ARCHEMIX may give written notice to TAKEDA describing, in as much detail as is reasonably possible, the bases upon which it believes that TAKEDA is not meeting such diligence obligations. TAKEDA shall provide ARCHEMIX with a written response within [***] days after such written notice by ARCHEMIX is given, responding to the allegations raised by ARCHEMIX as to whether TAKEDA is meeting
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

its diligence obligations. In the event that TAKEDA does not provide a good faith written response to ARCHEMIX within such [***] day period, then ARCHEMIX shall have the option, in its sole discretion, to deem TAKEDA to have materially breached this Agreement pursuant to Section 10.2.2, but only as to the Product(s) and country(ies) in relation to which ARCHEMIX raised the assertion that TAKEDA has not met its diligence obligations. If TAKEDA provides a good faith written response to ARCHEMIX within such [***] day period, and if ARCHEMIX nonetheless maintains its assertion that TAKEDA is not meeting such diligence obligations, such dispute will be resolved according to Section 13.1. In addition, if the Parties disagree as to whether the written response provided by TAKEDA constitutes a good faith written response, such dispute will be resolved according to Section 13.1.
          4.4.3 Uncontrollable Delays. The Parties understand and agree that delays outside the control of TAKEDA may occur with regard to the Development and/or Commercialization of Products and that the occurrence of such delays, in and of themselves, shall not be grounds for ARCHEMIX to claim that TAKEDA has not been using Commercially Reasonable Efforts to avoid the occurrence of such delays or to reduce the impact of such delays following their occurrence.
          4.4.4 Compliance. TAKEDA shall perform its Development and Commercialization activities in good scientific manner and in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, TAKEDA shall comply in all material respects with, if and as applicable, the regulations and guidance of the FDA that constitute Good Laboratory Practice, Good Manufacturing Practice or Good Clinical Practices, (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries, benefits and taxes of its employees conducting its activities under Article 4 of this Agreement.
     4.5 Cooperation. Scientists at ARCHEMIX and TAKEDA shall cooperate in the performance of each Development Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under the Development Program.
     4.6 Exchange of Reports; Information; Updates.
          4.6.1 Preclinical Development of Products. Subject to Section 7.6.1(b), TAKEDA shall keep ARCHEMIX informed of the progress of its preclinical efforts to Develop Products in the Field in the Territory by providing ARCHEMIX at least once each Fiscal Quarter with a report in reasonable detail regarding the status of all preclinical IND-enabling studies and other preclinical activities (including toxicology and pharmacokinetic studies) for Products.
          4.6.2 Clinical Development of Products. Subject to Section 7.6.1(b), TAKEDA shall keep ARCHEMIX informed of the progress of its clinical efforts to Develop Products in the Field in the Territory by providing ARCHEMIX at least [***] with a report in reasonable detail
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

regarding the status of all Products undergoing clinical Development by TAKEDA in sufficient detail so as to allow ARCHEMIX to monitor TAKEDA’s satisfaction of its diligence obligations as set forth in Section 4.4.1. Such reports shall identify the Regulatory Filings and Drug Approval Applications with respect to such Product that TAKEDA or any of its Affiliates or Sublicensees have filed, sought or obtained and summarize all clinical and other data, whether positive or negative, generated by TAKEDA with respect to Products.
          4.6.3 Commercialization Reports. Subject to Section 7.6.1(b), TAKEDA shall keep ARCHEMIX informed of the progress of its efforts to Commercialize Products in the Field in the Territory by providing ARCHEMIX at least [***] with a report in reasonable detail regarding the status of all Products being Commercialized by TAKEDA in sufficient detail so as to allow ARCHEMIX to monitor TAKEDA’s satisfaction of its diligence obligations as set forth in Section 4.4.
          4.6.4 Adverse Event Reports. In addition to the updates described in Sections 4.6.1 through 4.6.3, TAKEDA shall provide ARCHEMIX with all Adverse Event information relating to Products as required by the Applicable Law(s) under which such Products are being Developed, such information to be compiled or prepared by TAKEDA and provided to ARCHEMIX in the normal course of TAKEDA’s business in connection with the Development of such Products and, in any event, within time frames consistent with reporting obligations under Applicable Laws. If TAKEDA determines that any reported Adverse Event is aptamer-specific, TAKEDA shall so notify ARCHEMIX within the earlier of [***] days or the time frames that are consistent with reporting obligations under Applicable Laws. In such event, ARCHEMIX may provide such Adverse Event information to the extent reasonably necessary to licensees of ARCHEMIX who are currently researching, Developing or Commercializing Aptamers for therapeutic purposes; provided, that, such licensees who are informed by ARCHEMIX (i) have already agreed to maintain the confidentiality thereof and (ii) have agreed to share Adverse Event information with ARCHEMIX and licensees of ARCHEMIX. ARCHEMIX will use reasonable efforts to include in any license agreement with a Third Party to which ARCHEMIX grants a license to research, Develop and/or Commercialize Aptamers for therapeutic purposes a provision permitting ARCHEMIX to provide to TAKEDA Adverse Event information obtained from such licensees, subject to TAKEDA’s confidentiality obligations under this Agreement. Notwithstanding anything to the contrary herein, ARCHEMIX shall be permitted to provide any Adverse Event information received from TAKEDA to Third Parties as required by Applicable Laws.
     4.7 Product Recalls. TAKEDA shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted; provided, that, TAKEDA shall keep ARCHEMIX informed regarding any recall or market withdrawal mandated or requested by a Regulatory Authority, such information to be compiled or prepared by TAKEDA and provided to ARCHEMIX in the normal course of TAKEDA’s business and, in any event, within time frames consistent with reporting obligations under Applicable Laws. TAKEDA shall bear all expenses of any such recall, market withdrawal or corrective action (including, without limitation, expenses for notification, destruction and return of the affected Product and any refund to customers of amounts paid for such Product).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5. PAYMENTS
     5.1 Upfront Technology Access and License Fee. TAKEDA shall pay ARCHEMIX a non-refundable, non-creditable technology access and license fee in the amount of Six Million Dollars (US $6,000,000) by wire transfer within [***] days of the Effective Date, according to instructions that ARCHEMIX shall provide.
     5.2 R&D Funding.
          5.2.1 Payment of R&D Funding. In consideration of the performance by ARCHEMIX of the ARCHEMIX Research Activities and/or the ARCHEMIX Additional Activities, if any, TAKEDA will pay ARCHEMIX the greater of (i) the Minimum Funding Commitment set forth in Section 3.2.3 and (ii) the actual FTEs expended by ARCHEMIX provided such FTEs were authorized by TAKEDA under the Annual Research Plan or as otherwise authorized in writing by TAKEDA. During the Research Program Term, TAKEDA shall make the applicable Quarterly FTE Payment upon the initiation of research on the first Program Target pursuant to Section 3.3.1 and on or prior to the first day of each subsequent Fiscal Quarter. Within [***] days of the end of each Fiscal Quarter, (i) ARCHEMIX shall provide a report to the JPT that specifies the actual number of FTEs expended during the period covered therein in the conduct of (A) ARCHEMIX Research Activities and (B) ARCHEMIX Additional Activities, if any, and (ii) ARCHEMIX shall provide TAKEDA with a reconciliation statement (“Quarterly Reconciliation Statement”) that specifies the actual number of FTEs expended during such Fiscal Quarter in the conduct of (A) ARCHEMIX Research Activities and (B) ARCHEMIX Additional Activities, if any. To the extent that any Quarterly Reconciliation Statement indicates that ARCHEMIX expended FTEs on ARCHEMIX Research Activities and ARCHEMIX Additional Activities in excess of the number of FTEs required by the Minimum Funding Commitment that were authorized by TAKEDA under the Annual Research Plan or otherwise authorized in writing by TAKEDA, then within [***] days of receipt of such Quarterly Reconciliation Statement, TAKEDA will compensate ARCHEMIX for such additional FTEs at the FTE Rate. To the extent that any Quarterly Reconciliation Statement indicates that ARCHEMIX expended FTEs on ARCHEMIX Research Activities and ARCHEMIX Additional Activities in excess of what was authorized by TAKEDA under the Annual Research Plan or otherwise authorized in writing by TAKEDA, TAKEDA shall pay ARCHEMIX for the excess FTEs, not to exceed the [***] of [***] of an FTE [***] by the [***] in any given [***].
          5.2.2 Credited R&D Funding To the extent that any Quarterly Reconciliation Statement indicates that the Quarterly FTE Payment in any given Fiscal Quarter exceeds the cost of the FTEs actually expended by ARCHEMIX for such Fiscal Quarter through no fault of TAKEDA, then TAKEDA shall have the right to apply such difference towards any amounts due under any [***].
          5.2.3 R&D Funding Audit Rights. ARCHEMIX shall keep complete and accurate books and financial records pertaining to the number of FTEs utilized in conducting ARCHEMIX Research Activities and/or ARCHEMIX Additional Activities, if any, which books and financial records shall be kept in accordance with GAAP and shall be retained by ARCHEMIX for [***] years after the end of the Fiscal Year to which they pertain. Upon [***] days written notice, TAKEDA shall have the right to appoint at its expense an independent
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

certified public accountant reasonably acceptable to ARCHEMIX to audit the financial records of ARCHEMIX relating to the number of FTEs utilized in conducting the Research Program and/or ARCHEMIX Additional Activities during any Fiscal Year; provided, that, TAKEDA shall not have the right to audit any Fiscal Year more than [***] or more than [***] after the end of such Fiscal Year or to conduct more than [***] such audit in any [***] period. All financial records made available for audit shall be deemed to be Confidential Information of ARCHEMIX. The results of each audit, if any, shall be reported in writing to both Parties promptly (but in no event later than [***] days) after the audit and shall be binding on both Parties. In the event that there was an error relating to the reported FTEs utilized in conducting the Research Program and/or ARCHEMIX Additional Activities during any Fiscal Year, (a) if the effect of the error resulted in an overpayment by TAKEDA, ARCHEMIX shall promptly (but in any event no later than [***] days after ARCHEMIX’ receipt of the report so concluding), make payment to TAKEDA of the overpayment and (b) if the effect of the error resulted in an underpayment by TAKEDA, then TAKEDA shall promptly (but in no event later than [***] days after TAKEDA’s receipt of the report so concluding) make payment to ARCHEMIX of the underpayment amount. TAKEDA shall bear the full cost of such audit unless such audit discloses an over reporting by ARCHEMIX of more than [***] percent ([***]%) of the aggregate amount of FTE Costs reportable in any Fiscal Year, in which case ARCHEMIX shall reimburse TAKEDA for all reasonable costs incurred by TAKEDA in connection with such audit.
          5.2.4 R&D External Costs. In addition to the funding obligations in Section 5.2.1 above, and without limiting the generality of the provisions of Section 4.2 hereof, TAKEDA shall be [***] for the payment of all Third Party research and Development activity costs (“Third Party Costs”), including, without limitation, contract research organizations, contract personnel and consultant costs and materials cost for large-scale syntheses, incurred by ARCHEMIX to the extent set forth in an Annual Research Plan or otherwise approved in writing by TAKEDA. TAKEDA shall pay such Third Party Costs by the last day of the first full month following receipt of the applicable invoice.
     5.3 Milestone Payments.
          5.3.1 Milestones.
                    (a) Development Milestones. Within [***] days of the occurrence of the following milestone events, TAKEDA shall make the corresponding non-refundable, non-creditable payments to ARCHEMIX by wire transfer according to instructions that ARCHEMIX shall provide:

Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
     For purposes of clarity, (a) milestones 1 and 2 shall be paid [***] for each [***] that yields an [***] and/or for the [***] and (b) milestones 3 through 17 will be paid [***] for each [***], regardless of the [***] that are [***] under this Agreement.
                    (b) Sales Milestones. In addition to the milestone payments required by Section 5.3.1(a), within [***] days after the occurrence of the following milestone events, TAKEDA shall make the following [***], non-refundable, non-creditable payments to ARCHEMIX for [***] Product, regardless of the [***] of Products that are Developed and Commercialized under this Agreement:

Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]
          5.3.2 Determination that Milestone Events have Occurred; Invoice for Milestone Payments. TAKEDA shall provide ARCHEMIX with written notice within [***] days of each occurrence of a milestone event set forth in Section 5.3.1. In the event that, notwithstanding the fact that TAKEDA has not given such a notice, ARCHEMIX believes any such milestone event has occurred, it shall so notify TAKEDA in writing and shall provide to TAKEDA data, documentation or other information that supports its belief. Any dispute under
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

this Section 5.3.2 that relates to whether or not a milestone event has occurred shall be referred to the JSC to be resolved in accordance with Section 2.1.6 and if after the Research Term, under Section 13.1.
     5.4 Payment of Royalties; Royalty Rates; Accounting and Records.
          5.4.1 Payment of Royalties.
     (a) Royalty Rates in the [***]. TAKEDA shall pay ARCHEMIX the following non-refundable, non-creditable royalties based on Annual Net Sales of each Product in [***] in each Fiscal Year (or partial Fiscal Year) commencing with the First Commercial Sale of such Product in [***] and ending upon the last day of the Royalty Term for such Product in [***], at the following rates:

Annual Net Sales	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
     The following hypothetical example illustrates the calculation of royalties under Section 5.4.1(a): If, in any Fiscal Year during the Term, Annual Net Sales of a Product are $[***], the applicable royalty would be $[***], [***]% of Net Sales for Net Sales up to $[***] ($[***]), [***]% of Net Sales for Net Sales over $[***] and up to $[***] ($[***]) and [***]% of Net Sales for Net Sales over $[***] ($[***]).
                    (b) Royalty Rates in the ROW. TAKEDA shall pay ARCHEMIX a royalty based on Annual Net Sales of each Product in each country or countries in the ROW Territory in each Fiscal Year (or partial Fiscal Year) commencing with the First Commercial Sale of such Product in any country in the ROW Territory and ending upon the last day of the Royalty Term for such Product in such country or countries, at a royalty rate equal to [***] percent ([***]%).
                    (c) Royalty Offsets; Requested Chemistry. In the event that TAKEDA, in order to practice the license granted to it under Section 7.2 of this Agreement in any country in the Territory, is required to and actually makes milestone and/or royalty payments to any Third Party (“Third Party Payments”) in order to obtain (i) a license to an issued patent or patents in the absence of which the oligonucleotide portion of the Product could not legally be imported, sold, exported, or otherwise exploited in such country and/or (ii) a license to an issued patent or patents, in the absence of which the Licensed Patent Rights cannot legally be practiced in such country for using, importing, offering for sale, selling, exporting or otherwise exploiting such Product, then the royalties payable to ARCHEMIX for such Product under Section 5.4.1(a) and/or (b) with respect to such country may be reduced by [***] percent ([***]%) of the amount of such Third Party Payments. Notwithstanding the foregoing, TAKEDA shall be solely responsible for the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

payment of any Third Party Payments relating to a license that is specific to a particular Program Target and/or the use of a particular Program Target and, accordingly, the royalties payable to ARCHEMIX pursuant to Section 5.4.1(a) and/or (b) shall not be reduced by such Third Party Payments. In the event TAKEDA requests ARCHEMIX to use in the Research Program molecules, methods and/or processes other than Program Chemistry (“Requested Chemistry”), which TAKEDA has the right to request in its sole discretion, thereby giving rise to the obligation to pay milestone and/or royalty payments to a Third Party (“Third Party Chemistry Payments”), then TAKEDA shall be solely responsible for the payment of such Third Party Chemistry Payments and the royalties payable to ARCHEMIX pursuant to Section 5.4.1(a) and/or (b) shall not be reduced by such Third Party Chemistry Payments. For purposes of clarity, any license payments and/or damages relating to the use of the SELEX Process or the SELEX Technology shall be treated under Section 9.2.2(c).
                    (d) Generic Products. Prior to the expiration of the Royalty Term as to a given Product, in the event that Third Party(ies) sells Generic Product(s) in a country in which such Product(s) is then being sold and such [***] is not [***] by a [***]under the [***] in such country, then, during the period in which unit sales of the Generic Product(s) by such Third Party(ies) are equal to at least [***] ([***]%) of TAKEDA’s volume-based market share of the Product(s) in such country (as measured by prescriptions or other similar information available in such country), the royalties payable with respect to such Product(s) in such country as specified in Section 5.4.1 shall be reduced by [***] percent ([***]%). Notwithstanding the foregoing, TAKEDA’s obligation to pay the full amount of royalties payable under Section 5.4.1(a) shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Generic Product(s) account for less than [***] percent ([***]%) of TAKEDA’s volume-based market share in such country.
                    (e) Maximum Adjustment of Royalty Rate. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the royalty rates in Section 5.4.1 be cumulatively reduced below [***] percent ([***]%) of the rates set forth therein.
                    (f) Know-How Payments. The Parties hereby acknowledge and agree that any royalties that are payable for a Product during the Royalty Term for such Product for which no Patent Rights exist shall be in consideration of (i) the performance by ARCHEMIX of the Research Program including ARCHEMIX’s expertise in and use of the SELEX Process to identify the Products; (ii) the disclosure by ARCHEMIX to TAKEDA of results obtained in the Research Program; (iii) the licenses granted to TAKEDA hereunder with respect to Licensed Technology and Joint Technology that are not within the claims of any Patent Rights Controlled by ARCHEMIX; (iv) the restrictions on ARCHEMIX in Section 7.6.1; and (v) the “head start” afforded to TAKEDA by each of the foregoing.
                    (g) Payment Dates and Reports. Royalty payments shall be made by TAKEDA within [***] days after the end of each [***] commencing with the [***] in which the First Commercial Sale of a Product occurs. TAKEDA shall also provide, at the same time each such payment is made, a report showing: (a) the Net Sales of each Product by type of Product and country in the Territory; (b) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (c) the applicable royalty rates for such Product; (d) the exchange rates used
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

in calculating any of the foregoing; and (e) a calculation of the amount of royalty due to ARCHEMIX.
(h) Combination Products. The earned royalty due on a Combination Product shall be determined pro rata on a Combination Product-by-Combination Product and country-by-country basis, by multiplying Net Sales of the Combination Product by the fraction A/(A+B), where A is the invoice price of the Product when sold separately and B is the invoice price of the Supplemental Product when sold separately by TAKEDA, its Affiliate or its Sublicensee or, if not sold by them, then the average invoice price when sold separately by Third Parties. If the Supplemental Product in the Combination Product is not sold separately by any Person, Net Sales shall be calculated by multiplying actual net revenues derived from sales of the Combination Product by the fraction A/C, where A is as previously defined and C is the invoice price of the Combination Product sold by TAKEDA, its Affiliate or its Sublicensee. For purposes of clarity, the average invoice price and the actual net revenues for any Supplemental Product shall be for a quantity comparable to that contained in the Combination Product and shall be of the same class, purity and potency as that contained in the Combination Product. If neither the Product nor the Supplemental Product included in the Combination Product are sold separately, Net Sales shall be calculated based on the mutual written agreement of the Parties as to a reasonable allocation between the Product and the Supplemental Product, taking into account total manufacturing costs, proprietary protection and relative contribution thereof. If the Parties are unable to reach agreement on an appropriate method of determining royalties for a Combination Product, (“Disputed Royalty Matter”), such Disputed Royalty Matter shall be resolved in accordance with Section 13.1.
          5.4.2 Records; Audit Rights. TAKEDA and its Affiliates and Sublicensees shall keep and maintain for [***] years from the date of each payment of royalties hereunder complete and accurate records of gross sales and Net Sales by TAKEDA and its Affiliates and Sublicensees of each Product, in sufficient detail to allow royalties to be determined accurately. ARCHEMIX shall have the right for a period of [***] years after receiving any such royalty payment to appoint at its expense an independent certified public accountant reasonably acceptable to TAKEDA to audit the relevant records of TAKEDA and its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined. TAKEDA and its Affiliates and Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from ARCHEMIX, solely to verify that royalty payments hereunder were correctly determined. Such audit right shall not be exercised by ARCHEMIX more than once in any Fiscal Year. All records made available for audit shall be deemed to be Confidential Information of TAKEDA. The results of each audit, if any, shall be binding on both Parties. In the event there was an underpayment by TAKEDA hereunder, TAKEDA shall promptly (but in any event no later than [***] days after TAKEDA’s receipt of the report so concluding) make payment to ARCHEMIX of any shortfall. ARCHEMIX shall bear the full cost of such audit unless such audit discloses an underreporting by TAKEDA of more than [***] percent ([***]%) of the aggregate amount of royalties payable in any Fiscal Year, in which case TAKEDA shall reimburse ARCHEMIX for all costs incurred by ARCHEMIX in connection with such audit.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          5.4.3 Overdue Royalties and Milestones. All royalty payments not made within the time period set forth in Section 5.4.1(g), including underpayments discovered during an audit, and all milestone payments not made within the time period specified in Section 5.4.1(a) or (b), shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Laws. Any such overdue royalty or milestone payment shall, when made, be accompanied by, and credited first to, all interest so accrued.
          5.4.4 Payments. All payments made by TAKEDA hereunder shall be made by wire transfer from a banking institution in the United States in United States Dollars in accordance with instructions given in writing from time to time by ARCHEMIX and shall be free and clear of any taxes, duties, levies, fees or charges including any withholding taxes.
          5.4.5 Taxes. Any income taxes or other taxes which TAKEDA is required by law to pay or withhold on behalf of ARCHEMIX with respect to milestones, royalties and any other monies or other transfer for value payable or provided to ARCHEMIX under this Agreement shall be deducted from such milestones, royalties and any other monies due to ARCHEMIX under this Agreement. TAKEDA shall provide ARCHEMIX with documentation of such withholding in a manner that is satisfactory for purposes of reporting to the U.S. Internal Revenue Service. Payments made by either Party for goods and services provided by the other Party under this Agreement are exclusive of value added tax, sales tax or any other similar or substitute tax which will be additionally payable by the Party receiving the goods or services in the event that value added tax, sales tax or any other similar or substitute tax applies to any of these payments; provided, that, the Party providing the goods or services will issue to the other Party an appropriate invoice to support any such charge. TAKEDA shall submit to ARCHEMIX reasonable proof of payment of the withholding taxes contemplated by this Section 5.4.5, together with an accounting of the calculations of such taxes, within [***] days after which such withholding taxes are remitted to the proper authority. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other Applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. The Parties will cooperate to minimize such taxes in accordance with Applicable Laws.
          5.4.6 Foreign Currency Exchange. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. Any conversion from a non-U.S. currency to United States Dollars shall be converted as follows:
(A/B), where
A = foreign “Net Sales” (as defined above) in such Fiscal Quarter expressed in such foreign currency; and
B = foreign exchange conversion rate, expressed in local currency of the foreign country per United States Dollar (using, as the applicable foreign exchange rate, the average of the daily closing rates published in the New York edition of The Wall Street Journal under the heading “Money Rates” or any other mutually agreed upon source, for such Fiscal Quarter).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6. TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY; NON-SOLICITATION.
     6.1 Confidentiality.
          6.1.1 Confidentiality Obligations. ARCHEMIX and TAKEDA each recognizes that the other Party’s Confidential Information and Proprietary Materials constitute highly valuable assets of such other Party. ARCHEMIX and TAKEDA each agrees that, subject to Sections 6.1.2 and 6.2, it will not disclose, and will cause its Affiliates and sublicensees (or Sublicensees, as the case may be) not to disclose, any Confidential Information or Proprietary Materials of the other Party and it will not use, and will cause its Affiliates and sublicensees (or Sublicensees, as the case may be) not to use, any Confidential Information or Proprietary Materials of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] years thereafter.
          6.1.2 Limited Disclosure. ARCHEMIX and TAKEDA each agrees that disclosure of Confidential Information or any transfer of Proprietary Materials belonging to the other Party may be made by the Party to any employee, consultant or Affiliate of such Party to enable such Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 6.1.3. In addition, ARCHEMIX and TAKEDA each agrees that it may disclose Confidential Information belonging to the other Party (a) on a need-to-know basis to such Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such Party’s rights hereunder that are subject to written obligations of confidentiality substantially similar to those required hereunder and provided that any Confidential Information so provided will in no event include information identifying which Program Targets are subject to this Agreement, (ii) debt or equity financing of such other Party or (iii) Change of Control; (c) if such Party is ARCHEMIX, to any Third Party that is or may be engaged by ARCHEMIX to perform services in connection with the Research Program; and (d) for any other purpose with the other Party’s written consent. In addition, each Party agrees that Confidential Information or Proprietary Materials may be disclosed (A) as reasonably necessary to file, prosecute or maintain Patent Rights, or to file, prosecute or defend litigation related to Patent Rights, in accordance with this Agreement; or (B) as required by Applicable Laws; provided, that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the non-disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (2) if requested by the non-disclosing Party, cooperate in all reasonable respects with the non-disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the non-disclosing Party’s expense.
     6.1.3 Employees and Consultants. ARCHEMIX and TAKEDA each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities of the Collaboration or have access to Confidential Information or Proprietary Materials of the other Party are or will, prior to their participation or access, (a) be bound by written obligations to maintain such Confidential Information or Proprietary Materials in confidence and not to use such information except as expressly permitted hereunder, and (b) be bound by written obligations to assign all Technology and Patent Rights to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

the Party that retains such employee or consultant. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.
     6.2 Publicity. The Parties acknowledge and agree that the terms of this Agreement constitute Confidential Information of each Party and may only be disclosed (a) as permitted by Section 6.1.2, and (b) to investment bankers, investors, and bona fide potential investors, lenders and potential lenders and other sources and other potential sources of financing, acquirers or merger partners and potential acquirers or merger partners, Gilead and University License Equity Holdings, Inc. but only to the extent (i) the identity of which Program Targets are subject to this Agreement are not disclosed, and (ii) such disclosure is accompanied with confidential obligations commensurate in scope with the confidentiality obligations set forth hereunder. A copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by Applicable Laws; provided, that, in connection with any such filing, such Party shall endeavour to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Notwithstanding anything to the contrary in Section 6.1, the Parties, upon the execution of this Agreement, shall jointly issue a press release with respect to this Agreement, in the form attached here to as Schedule 5, and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party. After issuance of such press release, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement (it being understood that publication in scientific journals, presentation at scientific conferences and meetings and the like are intended to be covered by Section 6.3 and not subject to this Section 6.2) related to the Research Program or to any Development Program without the prior written consent of the other Party; provided, that, notwithstanding the foregoing, ARCHEMIX shall be expressly permitted to publicly announce the occurrence of (i) any of milestone events 3 through 17 under Section 5.3.1; provided, that, such announcements will not disclose any Program Target without TAKEDA’s prior written consent, which may be withheld at TAKEDA’s sole discretion, and (ii) any milestone event or other event the disclosure of which is required by Applicable Laws; provided, that TAKEDA is provided advance notice and an opportunity to review and comment upon such proposed disclosure.
     6.3 Publications and Presentations. The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Research Program without the prior review by and approval of the other Party. Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Research Program at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***]day period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation that it reasonably believes may be patentable. Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the subject matter disclosed in such abstracts, manuscripts
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

or presentations does not have to be provided again to the other Party for review for a later submission for publication. Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation. In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary standards. Subject to the foregoing obligations of this Section 6.3, TAKEDA may use the results of the Research Program for the purpose and to the extent necessary to develop and commercialise Products in accordance with this Agreement. Notwithstanding the foregoing, TAKEDA shall exclusively control all scientific publications and presentations that contain any data relating to an Optimized Lead Compound or Product. ARCHEMIX agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, any data arising out of the Development Program relating to an Optimized Lead Compound or Product without the prior review and express written approval of TAKEDA which may be withheld at TAKEDA’s sole discretion.
     6.4 Prohibition on Solicitation. Without the written consent of the other Party, neither Party nor its Affiliates shall, during the [***] or for [***] year thereafter, solicit (directly or indirectly) any employee of the other Party or its Affiliates who participated in the Research Program at any time during the Research Program Term. This provision shall not restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates.
7. LICENSE GRANTS; ASSIGNMENT; EXCLUSIVITY
     7.1 Research and Development Licenses.
          7.1.1 ARCHEMIX Grants. —
               (a) Research Program. Subject to the terms and conditions of this Agreement (including, without limitation, the restrictions set forth in Section 7.5), ARCHEMIX hereby grants to TAKEDA and its Affiliates a non-exclusive, royalty-free, worldwide license during the Research Program Term, including the right to grant sublicenses as provided in Section 7.4, under Licensed Technology and Licensed Patent Rights for the sole purpose of conducting TAKEDA Research Activities in the Research Program.
               (b) Development Program. Subject to the terms and conditions of this Agreement (including, without limitation, the restrictions set forth in Section 7.5), ARCHEMIX hereby grants to TAKEDA and its Affiliates, an exclusive royalty-free, worldwide license during the Term, including the right to grant sublicenses as provided in Section 7.3, under Licensed Technology and Licensed Patent Rights for the sole purpose of Developing Products in the Field and in the Territory.
          7.1.2 TAKEDA Grants.
               (a) Research Program. Subject to the terms and conditions of this Agreement, TAKEDA hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license during the Research Program Term, including the right to grant sublicenses as provided in Section 7.4, under TAKEDA Technology and TAKEDA Patent Rights
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

and TAKEDA’s interest in Joint Technology and Joint Patent Rights, for the sole purpose of conducting the Research Program.
               (b) Development Program. Subject to the terms and conditions of this Agreement, TAKEDA hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license during the Term, without the right to grant sublicenses, under TAKEDA Technology and TAKEDA Patent Rights and TAKEDA’s interest in Joint Technology and Joint Patent Rights), as well as under the exclusive license granted to TAKEDA by ARCHEMIX pursuant to Section 7.1.1(b), for the sole purpose of conducting ARCHEMIX Additional Activities in any Development Program.
               (c) Waived Targets; Failed Targets.
                    (i) Designation of Waived Targets. With regard to each Program Target, TAKEDA may designate such Program Target as a Waived Target and thereby discontinue the Research Program for such Program Target at any time prior to the designation of a first Optimized Lead Compound for such Program Target. Such designation shall be made by TAKEDA by providing written notice (the “Waived Target Designation Notice”) to ARCHEMIX identifying the Program Target that TAKEDA is designating to become a Waived Target and the effective date of such designation. ARCHEMIX shall provide written notice confirming such designation within ten (10) days of the Designation Notice.
                    (ii) Designation of Failed Targets. With regard to each Program Target, the JSC may designate a Program Target as a Failed Target pursuant to Section 2.1.3(c) and thereby discontinue the Research Program for such Program Target.
                    (iii) Non-exclusive License to ARCHEMIX. Following any Waived Target Designation Notice by TAKEDA and/or any designation by the JSC of any Program Target as a Failed Target, and subject to Section 7.1.2(c)(iv), (A) TAKEDA shall be deemed to have granted an [***], non-exclusive [***] license to ARCHEMIX under all of its right, title and interest in and to all TAKEDA Program Technology, Patent Rights claiming TAKEDA Program Technology and TAKEDA’s interest in Joint Technology and Joint Patent Rights that, absent the license granted in this Section 7.1.2(c)(iii), would be infringed by the researching, developing and/or commercializing of aptamers directed to the Waived Target or Failed Target for the sole purpose of researching, developing and/or commercializing aptamers directed to the Waived Target or Failed Target, and (B) ARCHEMIX may, at its option, continue to research, develop and/or commercialize aptamers to such Waived Target and/or Failed Target, [***] to TAKEDA.
                    (iv)  Right of First Negotiation. If at any time during period commencing on the date that any Program Target becomes a Failed Target and continuing until the [***] of such date, ARCHEMIX determines to [***] an internal research and development program (other than in the conduct of proof-of-concept development research in animals or humans) to develop Aptamers against such Failed Target, it shall (A) provide written notice to TAKEDA which shall summarize such internal research and development program; and (B) on and after the date of such notice, (1) provide TAKEDA with periodic updates at TAKEDA’s request no more frequently than every [***] months with respect to the results of such internal
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

research activities and (2) on the date on which ARCHEMIX [***] to [***] [***] with a Third Party for a license or collaboration involving such Failed Target, provide TAKEDA with written notice (the “Failed Target Opportunity Notice”) describing such [***] as well as the then-current status of its internal research efforts with respect to such Failed Target. TAKEDA shall have [***] days following the date that the Failed Target Opportunity Notice is given by ARCHEMIX (the “Notice Period”) to give written notice to ARCHEMIX that it wishes to enter into negotiations with ARCHEMIX with respect to such Failed Target (an “ROFN Notice”); provided that, if TAKEDA determines not to give an [***] prior to expiration of the Notice Period, it shall in good faith provide written notice to ARCHEMIX promptly upon such determination that it declines to enter into negotiations. If TAKEDA gives a ROFN Notice within the Notice Period that it wishes to enter into negotiations with ARCHEMIX, the Parties shall negotiate in good faith an agreement with respect to the grant of rights to TAKEDA with respect to such Failed Target for a period of up to [***] days from the end of the Notice Period. If the Parties do not agree upon the terms with respect to such agreement within the [***] day negotiation period, ARCHEMIX shall thereafter have no obligations to TAKEDA with respect to such Failed Target. For purposes of clarity, after expiration of such negotiation period, ARCHEMIX shall have the unencumbered right to (inter alia) conduct one or more research, development and/or commercialization programs itself or together with any Third Party, and/or negotiate and execute agreements with any Third Party, with respect to the Failed Target.
               (d) Terminated Products.
                    (i) Termination of Product Development. In the event that TAKEDA has satisfied its diligence obligations under Section 4.4.1 with respect to a Product and nevertheless determines that it is Commercially Reasonable to cease further Development or Commercialization of such Product, TAKEDA may designate such Product as a Terminated Product and thereby discontinue Development or Commercialization of such Product. Such designation shall be by written notice (the “Product Termination Notice”) to ARCHEMIX identifying the Product that TAKEDA is designating to become a Terminated Product and the effective date of such designation.
                    (ii) ARCHEMIX’s Use of Terminated Products. With respect to all such Terminated Products, ARCHEMIX may request in writing within [***] months of the date of the Product Termination Notice for a given Terminated Product for TAKEDA to transfer the Terminated Product to ARCHEMIX. Within [***] days of such written request by ARCHEMIX, TAKEDA shall provide ARCHEMIX a written estimate for the reasonably anticipated costs and expenses (including direct cost determined on an FTE basis) associated with performing the services described in subsections (A)-(F) below. Within [***] days of TAKEDA’s written estimate, should ARCHEMIX commit in writing and in good faith (the “ARCHEMIX Commitment”) to fund such written estimate and continue Development of such Terminated Product using Commercially Reasonable Efforts, then and only then, TAKEDA shall take the following actions:
                         (A) Assignment and License. Subject to the terms and conditions of this Agreement, on the date of receipt of the ARCHEMIX Commitment, TAKEDA shall be deemed to have (1) assigned to ARCHEMIX all of its right, title and interest in and to all Program Aptamer-Specific Patent Rights relating solely to any such Terminated Product and (2)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

granted to ARCHEMIX an exclusive license in the Field under Patent Rights covering TAKEDA Program Technology (other than such Program Aptamer-Specific Patent Rights assigned to ARCHEMIX) and TAKEDA’s interest in Joint Patent Rights to develop any such Terminated Product, subject to the payment by ARCHEMIX to TAKEDA, for any such Terminated Product, and any Products Derived therefrom, that are Developed and Commercialized by ARCHEMIX, its Affiliates or sublicensees, of (I) royalty payments at rates equal to the Applicable Percentage (as defined below) of the rates set forth in Section 5.4.1, for the remainder of the applicable Royalty Term; provided, however, that TAKEDA Program Aptamer-Specific Patent Rights shall be further included along with ARCHEMIX Program Aptamer-Specific Patent Rights within the scope of Royalty Triggering Patent Rights for such Terminated Product), and (II) the Applicable Milestone Payment on the Milestone Payment Due Date.
                         (B) Regulatory Filings. Upon request of ARCHEMIX at any time after the Product Termination Notice with respect to each such Terminated Product, TAKEDA shall promptly, and in any event within [***] days after ARCHEMIX’s request: (I) transfer to ARCHEMIX all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to such Terminated Product, if any, and all material aspects of Confidential Information Controlled by it as of the date of the Product Termination Notice relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals; (II) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer; (III) provide ARCHEMIX with copies all correspondence between TAKEDA and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals; (IV) unless expressly prohibited by any Regulatory Authority, transfer control to ARCHEMIX of all clinical trials, if any, of such Terminated Product being conducted as of the date of the Product Termination Notice and continue to conduct such trials for up to [***] months to enable such transfer to be completed without interruption of any such trial; (V) assign (or cause its Affiliates to assign) to ARCHEMIX all agreements with any Third Party with respect to the conduct of clinical trials, if any, for such Terminated Product including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case TAKEDA shall cooperate with ARCHEMIX in all reasonable respects to secure the consent of such Third Party to such assignment); (VI) provide ARCHEMIX with all supplies of such Terminated Products in the possession of TAKEDA or any Affiliate or contractor of TAKEDA at [***]; and (VII) provide ARCHEMIX with copies of all reports and data generated or obtained by TAKEDA or its Affiliates pursuant to this Agreement that relate to any such Terminated Product that have not previously been provided to ARCHEMIX.
                         (C) If TAKEDA has manufactured, is manufacturing or having manufactured any such Terminated Product or any intermediate thereof as of the date of the Product Termination Notice: (I) TAKEDA shall, if requested by ARCHEMIX, supply ARCHEMIX with its requirements for all such Terminated Products and intermediates for up to [***] months following the date of the Product Termination Notice at a transfer price equal to [***] percent ([***]%) for the supply of such Terminated Product or intermediate, and (II) within [***] days after ARCHEMIX’s request, TAKEDA shall provide to ARCHEMIX or its designee all information in its possession with respect to the manufacture of each such Terminated Product or intermediate.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

                         (D) ARCHEMIX shall (I) compensate TAKEDA at a mutually agreed upon FTE Rate for the actual time spent after the Product Termination Notice with respect to such Terminated Product by TAKEDA personnel fulfilling its obligations under this Section 7.1.2(d)(ii) and (II) reimburse TAKEDA for all costs and expenses incurred in fulfilling its obligations under this Section 7.1.2(d)(ii). TAKEDA shall provide ARCHEMIX with an invoice at the end of each Fiscal Quarter with all FTE funding and expenses accrued during the preceding Fiscal Quarter. ARCHEMIX shall pay such invoices in full within [***] days. Any dispute arising under this section shall be resolved in accordance with Section 13.1. Until any dispute is resolved or, in the absence of a dispute, should ARCHEMIX at any time fail to pay any invoice provided by TAKEDA to ARCHEMIX pursuant to this Section 7.1.2(d)(ii)(D), TAKEDA shall have the right to discontinue any and all of its obligations under this Section 7.1.2(d)(ii). Following resolution of any dispute, should ARCHEMIX fail to meet its obligations under this Section 7.1.2(d)(ii)(D) as determined in accordance with Section 13.1, the assignments and licenses granted under Section 7.1.2(d)(ii)(A) shall revert to TAKEDA.
                         (E) Product Trademarks. In the event that the Terminated Product has already been Commercialized by TAKEDA, the Parties agree to negotiate in good faith whether and under what conditions TAKEDA will transfer any Product Trademarks associated with the Terminated Product to ARCHEMIX.
                         (F) Definitions. For purposes of this Section 7.1.2(d), the following terms shall have the following definitions:
“Applicable Milestone Payment” shall mean, with respect to each Terminated Product, an aggregate amount equal to all milestone payments previously made by TAKEDA with respect to such Terminated Product for (a) milestone events 4 and 5 to the extent ARCHEMIX makes [***] applicable to such Terminated Product; or (b) milestone events 3 and 4 to the extent ARCHEMIX makes [***] applicable to such Terminated Product.
“Applicable Percentage” shall mean, with respect to each Terminated Product, (a) [***] percent ([***]%), to the extent ARCHEMIX makes [***] in the development and commercialization of such Terminated Product; (b) [***] percent ([***]%), to the extent ARCHEMIX makes [***] in the development and commercialization of such Terminated Product, (c) [***] percent ([***]%), if neither of the foregoing (a) nor (b) apply, but ARCHEMIX is developing and commercializing a Terminated Product that was a Collaboration Aptamer or is Derived from a Collaboration Aptamer, (d) [***] percent ([***]%), if none of the foregoing (a), (b) or (c) apply, but ARCHEMIX is developing an aptamer that would infringe any ARCHEMIX Program Apatamer-Specific Patent Rights or TAKEDA Program Aptamer-Specific Patent Rights assigned to Archemix pursuant to Section 7.1.2(d)(ii)(A); and (e) [***] percent ([***]%) if none of the foregoing (a), (b), (c) or (d) apply.
“Milestone Payment Due Date” means, with respect to a Terminated Product, (a) to the extent a Product becomes a Terminated Product prior to the [***], the date of the [***] with respect to such Terminated Product; (b) to the extent a Product becomes a Terminated Product after [***] but prior to the [***], the date of the [***] with respect to such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Terminated Product; and (c) to the extent a Product becomes a Terminated Product after [***] but prior to filing for [***], the date on which such filing for [***] occurs.
“Clinical Data” means all data, results and information produced in the conduct of a Phase I Clinical Trial (“Phase I Clinical Data”), a Phase II Clinical Trial (“Phase II Clinical Data”) or a Phase III Clinical Trial (“Phase III Clinical Data)” conducted by TAKEDA with respect to a Terminated Product.
“Material Use” means, with respect to Clinical Data, the inclusion of, reliance on, or reference to such Clinical Data in a core report of an NDA filed by ARCHEMIX, as evidenced by, but not limited to: (a) the use of a bridging study to utilize such Clinical Data, (b) the elimination for the need to duplicate such Clinical Data, or (iii) the ability to reduce the number of patients enrolled in a clinical trial due to the use of such Clinical Data.
                         (E) Further Assurances. Upon ARCHEMIX’s written request, TAKEDA shall execute and deliver any documents of ownership, assignment or conveyance that are necessary or desirable to convey the ownership rights granted pursuant to this Section 7.1.2(c).
               (e) License to Aptamers Outside the Collaboration.
                    (i) License Grant. TAKEDA hereby grants to ARCHEMIX and its Affiliates (1) a non-exclusive, royalty-free, worldwide license, with the right to grant sublicenses, under TAKEDA’s interest in Program Generic Technology and Program Generic Patent Rights, to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Aptamers that do not target a Program Target for any and all uses, except as otherwise provided herein and (2) a right of first negotiation to obtain an exclusive license on commercially reasonable terms under TAKEDA’s interest in Program Generic Technology and Program Generic Patent Rights as described in Section 7.1(e)(ii) below.
                    (ii) Right of First Negotiation. If at any time during the Term, ARCHEMIX desires to obtain an exclusive license under TAKEDA’s interest in Program Generic Technology and/or Program Generic Patent Rights, ARCHEMIX shall give written notice to TAKEDA (the “Exclusive License Notice”), whereupon the Parties shall negotiate in good faith with respect to such license on commercially reasonable terms for a period of up to [***] days from the date of the Exclusive License Notice. If the Parties do not agree upon the terms with respect to an exclusive license within the [***] day negotiation period, TAKEDA shall thereafter have no further obligation to negotiate with ARCHEMIX with respect to the grant of such exclusive license; provided, that, the non-exclusive license described in Section 7.1.2(e)(i) shall continue in full force and effect in accordance with its terms.
     7.2 Commercialization License. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to TAKEDA and its Affiliates an exclusive, royalty-bearing license during the Term, including the right to grant sublicenses as provided in Section 7.3, under Licensed Technology and Licensed Patent Rights for the sole purpose of Commercializing Products in the Field in the Territory.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     7.3 Right to Sublicense. TAKEDA shall have the right to grant sublicenses to Sublicensees under the licenses granted to it under Section 7.1.1(b) and Section 7.2 with respect to any Products; provided, that, (i) it shall be a condition of any such sublicense that such Sublicensee agrees to be bound by all terms of this Agreement applicable to the Development or Commercialization, as the case may be, of Products in the Field in the Territory (including, without limitation, Article 6); (ii) TAKEDA shall provide a redacted copy to ARCHEMIX of each such sublicense within [***] days of its execution [***] the [***] is [***] to [***] to [***] hereunder; (iii) if TAKEDA grants a sublicense to a Sublicensee, TAKEDA shall be deemed to have guaranteed that such Sublicensee will fulfil all of TAKEDA’s obligations under this Agreement applicable to the subject matter of such sublicense; and (iv) TAKEDA shall not be relieved of its obligations pursuant to this Agreement as a result of such sublicense.
     7.4 Right to Subcontract. Each Party shall have the right to subcontract portions, but not all, of its research or Development responsibilities to be performed by it under this Agreement in the normal course of its business, and to grant sublicenses for such activities, to any Third Party without the prior consent of the other Party; provided, that, (a) such subcontracting shall not involve the transfer of Confidential Information of the other Party to any Third Party unless the subcontracted party shall enter into a confidentiality agreement with the subcontracting Party in accordance with Article 6; (b) the subcontracting Party shall provide written notice to the other Party of any such proposed subcontract at least [***] days prior to such execution; (c) if a Party enters into a subcontract as provided in this Section 7.4, such Party shall be deemed to have guaranteed that such subcontractor will fulfill all of such Party’s obligations under this Agreement applicable to the subject matter of such subcontract; and (d) such subcontracting Party shall not be relieved of its obligations pursuant to this Agreement as a result of such subcontract.
     7.5 No Other Rights. TAKEDA shall have no rights to use or otherwise exploit ARCHEMIX Technology, ARCHEMIX Patent Rights, or ARCHEMIX Proprietary Materials, and ARCHEMIX shall have no rights to use or otherwise exploit TAKEDA Technology, TAKEDA Patent Rights or TAKEDA Proprietary Materials, in each case, except as expressly set forth herein. Without limiting the generality of the foregoing or Section 11.2, TAKEDA shall have no right under this Agreement to (a) research, make, use, sell, offer for sale, import or export Diagnostic Products, Radio Therapeutics, or Aptamer-Antidote Combination Products; (b) use the SELEX Process or the SELEX Technology to the extent such SELEX Process or SELEX Technology is covered by a Valid Claim of Patent Rights Controlled by ARCHEMIX or is ARCHEMIX Confidential Information designated as such, and disclosed, in writing to TAKEDA in the performance of this Agreement, for any reason, including, without limitation, (i) to research, make, use, sell, offer for sale, import or export any aptamers for Diagnostic Products, Radio Therapeutics, or Aptamer-Antidote Combination Products or (ii) to research, make, use, sell, offer for sale, import or export any aptamer (including any Excluded Aptamer and/or any product containing an Excluded Aptamer); (c) research, make, use, sell, offer for sale, import or export any aptamers for any in vivo imaging applications; or (d) research, make, use, sell, offer for sale, import or export any aptamers for any non-therapeutic uses (including, without limitation, any use as an affinity purification agent).
     7.6 Exclusivity.
          7.6.1 ARCHEMIX.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) Exclusivity Obligations. Except as provided in this Section 7.6.1(a) and Section 7.6.1(b), during the Exclusivity Term, ARCHEMIX shall not, and shall cause each of its Affiliates to not, either on its own, or with, or for the benefit of, any Third Party, research, develop or commercialize (i) with respect to each Program Target, any aptamer directed and binding to such Program Target or the [***] therefor identified on Schedule 7 attached hereto, and (ii) with respect to each Pre-approved Replacement Target, any aptamer directed and binding to such Pre-approved Replacement Target or the [***] therefor identified on Schedule 7 attached hereto, except, in each case, for the conduct by ARCHEMIX of Permitted Activities. For purposes of clarity, the restrictions set forth in this Section 7.6.1(a) shall not apply to (A) Permitted Activities or (B) the exercise by ARCHEMIX of its rights to develop and commercialize any Waived Compound, Failed Compound or Terminated Product pursuant to Section 7.1.2(c) or Section 7.1.2(d). Also for purposes of clarity, if a Pre-approved Replacement Target becomes a Program Target pursuant to Section 3.5.1(d), the Exclusivity Term applicable to such Pre-approved Replacement Target shall be the Exclusivity Term applicable to Program Targets.
          (b) Effect of Change of Control. Notwithstanding anything to the contrary in Section 7.6.1(a) above, if at any time during the Exclusivity Term, ARCHEMIX consummates a transaction that results in a Change of Control of ARCHEMIX and that involves a Third Party that has a Competitive Program, the existence and continuation of such Competitive Program following the Change of Control shall not be deemed to be in conflict with, or a breach of, Section 7.6.1(a). In the event that ARCHEMIX consummates a transaction during the Exclusivity Term that (i) results in a Change of Control of ARCHEMIX and (ii) involves a Third Party that has a Competitive Program, ARCHEMIX shall notify TAKEDA in writing within [***] days of the closing of such transaction, which notice shall (A) identify the Competitive Program and (B) indicate whether or not the Third Party has determined to discontinue and/or divest itself of such Competitive Program. If ARCHEMIX indicates the intention of the Third Party to discontinue or divest itself of such Competitive Program, it shall have a period of up to [***] months of the closing of the transaction to do so. To the extent that ARCHEMIX indicated in its notice that (i) the Third Party has not made a commitment to discontinue and/or divest itself of such Competitive Program within [***] months of the closing, (ii) ARCHEMIX fails to provide such notice or (iii) the Third Party fails to discontinue or divest itself of the Competitive Program within [***] months as provided above, TAKEDA will thereafter have the option to (A) designate such Program Target as a Discontinued Competitive Target and direct ARCHEMIX to discontinue all further work on such designated Discontinued Competitive Target; or (B) to the extent that TAKEDA is either Developing or Commercializing a Product against a Program Target for which a Competitive Program exists, limit the scope and content of the reports to ARCHEMIX otherwise called for under Section 4.6 solely with respect to that Product. For purposes of clarity, a Discontinued Competitive Target shall never be deemed to be a Failed Target or a Waived Target and the license grants associated with such Failed Target or Waived Target under Section 7.1.2(c) shall not apply to such Discontinued Competitive Target.
          7.6.2 TAKEDA. During the Exclusivity Term, TAKEDA shall not, and shall cause each of its Affiliates to not, either on its own, or with, or for the benefit of, any Third Party, research, develop or commercialize any aptamer binding to a Program Target, except as provided under this Agreement.
8. INTELLECTUAL PROPERTY RIGHTS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     8.1 ARCHEMIX Intellectual Property Rights. ARCHEMIX shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ARCHEMIX Technology and ARCHEMIX Patent Rights.
     8.2 SELEX Process and SELEX Technology Rights. TAKEDA hereby assigns and agrees to assign to ARCHEMIX all of its right, title and interest on a worldwide basis in and to all Program Technology and corresponding Patent Rights that are conceived after the Effective Date of this Agreement that fall within the scope of the SELEX Process and/or the SELEX Technology and/or that directly relate to the discovery, generation and optimization of Aptamers through (i) the use of the SELEX Process or (ii) the practice of the SELEX Technology. ARCHEMIX hereby grants to TAKEDA a non-exclusive, non-transferable, royalty-free license under ARCHEMIX’s interest in such Patent Rights for any and all uses other than the conduct of the SELEX Process or the practice of the SELEX Technology or the grant of any sublicense to conduct the SELEX Process or to practice the SELEX Technology. In the event that a dispute arises between the Parties as to whether certain Patent Rights of TAKEDA are subject to assignment under this Section 8.2, such dispute shall be resolved using United States patent law by independent patent counsel mutually acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties, such independent patent counsel to be selected by the Patent Coordinators. Expenses of such patent counsel shall be borne equally by the Parties.
     8.3 TAKEDA Intellectual Property Rights. TAKEDA shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all TAKEDA Technology and TAKEDA Patent Rights.
     8.4 Program Aptamer-Specific Patent Rights. ARCHEMIX hereby assigns and agrees to assign to TAKEDA all of its right, title and interest on a worldwide basis in and to any and all Program Aptamer-Specific Technology and corresponding Program Aptamer-Specific Patent Rights.
     8.5 Joint Technology Rights. TAKEDA and ARCHEMIX shall jointly own all Joint Technology and Joint Patent Rights. Except to the extent (a) exclusively licensed to one Party under this Agreement, or (b) the practice of such Joint Technology and Joint Patent Rights would violate an obligation under this Agreement, particularly with regard to Section 7.6 pertaining to exclusivity, the Parties hereby agree that either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights or jointly owned Confidential Information or Proprietary Materials for any purposes without the prior written consent of the other Party, without restriction and without the obligation to provide compensation to the other Party, except as otherwise provided under this Agreement.
     8.6 Patent Coordinators. ARCHEMIX and TAKEDA shall each appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators shall be:
     For ARCHEMIX: John Harre
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     For TAKEDA: [***]
     8.7 Inventorship. All determinations of inventorship under this Agreement with respect to patent filings shall be made in accordance with the applicable local patent law. In case of a dispute between ARCHEMIX and TAKEDA over inventorship and, as a result, whether any particular Technology is ARCHEMIX Technology, TAKEDA Technology or Joint Technology, such dispute shall be resolved using United States patent law by independent patent counsel mutually acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties, such independent patent counsel to be selected by the Patent Coordinators. Expenses of such patent counsel shall be shared equally by the Parties.
     8.8 Technology Disputes. In the case of any dispute regarding whether any particular Technology is Program Generic Technology or Program Aptamer-Specific Technology or whether any Program Aptamer-Specific Technology is ARCHEMIX Program Aptamer-Specific Technology or TAKEDA Program Aptamer-Specific Technology, such dispute shall be resolved using United States patent law by independent patent counsel selected by the Patent Coordinators and reasonably acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties. Expenses of such patent counsel shall be shared equally by the Parties.
     8.9 Cooperation. Each Party shall cooperate with the other Party to affect the intent of this Article 8, including, without limitation, by executing documents and making its employees and independent contractors available to execute documents as necessary to achieve the foregoing allocation of ownership rights.
9. FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS
     9.1 Patent Filing, Prosecution and Maintenance.
          9.1.1 ARCHEMIX Prosecution Rights.
               (a) ARCHEMIX Program Technology and Program Generic Patent Rights. ARCHEMIX, at its sole expense, and acting through patent counsel or agents of its choice, shall be responsible for Prosecution of (i) Patent Rights covering ARCHEMIX Program Technology; and (ii) Program Generic Patent Rights. At ARCHEMIX’s request, TAKEDA shall cooperate with ARCHEMIX in all reasonable respects in connection with the Prosecution of such Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable.
               (b) ARCHEMIX Program Aptamer-Specific Patent Rights.
                    (i) All patent filings relating to ARCHEMIX Program Aptamer-Specific Patent Rights shall be made in TAKEDA’s name.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

                    (ii) ARCHEMIX, acting through patent counsel and/or agents of its choice, shall have responsibility for managing the Prosecution of ARCHEMIX Program Aptamer-Specific Patent Rights. ARCHEMIX shall use Commercially Reasonable Efforts with regard to such responsibility and shall cause its appropriate officers, employees and if applicable subcontractors to cooperate in a sufficient and reasonable manner to the extent necessary to insure that ARCHEMIX satisfies this responsibility.
                    (iii) From time to time, TAKEDA may request that ARCHEMIX prepare and file one or more patent applications covering ARCHEMIX Program Aptamer-Specific Technology by providing written notice to ARCHEMIX. ARCHEMIX shall consider TAKEDA’s request in good faith and in a reasonable matter. In the event that ARCHEMIX declines to file patents or patent applications with regard to any such Program Aptamer-Specific Technology, TAKEDA shall have the right to Prosecute patents and patent applications relating to such Program Aptamer-Specific Technology. In such case, ARCHEMIX shall cooperate with TAKEDA in good faith and in reasonable manner regarding the Prosecution of such patents and patent applications.
                    (iv) TAKEDA shall bear [***] (including, without limitation, the [***] of [***] and [***] and [***]) incurred by ARCHEMIX in the Prosecution of ARCHEMIX Program Aptamer-Specific Patent Rights, provided that ARCHEMIX shall use Commercially Reasonable Efforts to manage the Prosecution to insure that such costs and expenses are reasonably consistent with applicable industry standards.
                    (v) If ARCHEMIX consummates a transaction that results in a Change of Control of ARCHEMIX that involves a Third Party acquirer that has a Competitive Program, then TAKEDA shall have the option to assume sole and exclusive responsibility for the Prosecution of ARCHEMIX Program Aptamer-Specific Patent Rights directed to the Program Target for which such Competitive Program exists.
                    (vi) The Parties will endeavour to make all decisions regarding the Prosecution of ARCHEMIX Program Aptamer-Specific Patent Rights by mutual agreement, including all initial and subsequent patent filing and maintenance decisions worldwide. The Parties shall discuss in good faith and agree upon the content and form of any application for ARCHEMIX Program Aptamer-Specific Patent Rights and hereby agree that only the application in the form as agreed between the Parties may be filed with respect to such. In this regard, TAKEDA shall have the full right to reasonably participate in Prosecution of the ARCHEMIX Program Aptamer-Specific Patent Rights and be represented by counsel of its choice. TAKEDA shall promptly be provided with a copy of all relevant correspondences to and from any government patent office in which ARCHEMIX Program Aptamer-Specific Patent Rights are being pursued.
               (c) ARCHEMIX Background Technology. ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the Prosecution of all Patent Rights covering ARCHEMIX Background Technology.
          9.1.2 TAKEDA’s Prosecution Rights.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

               (a) TAKEDA Program Technology. TAKEDA, at its sole expense, and acting through patent counsel or agents of its choice, shall be responsible for the Prosecution of (i) Patent Rights covering TAKEDA Program Technology including TAKEDA Program Aptamer-Specific Technology but not ARCHEMIX Program Aptamer-Specific Technology or Program Generic Technology; and (ii) TAKEDA Background Technology. ARCHEMIX shall cooperate with TAKEDA in all reasonable respects in connection with the Prosecution of such Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable. For purposes of clarity, notwithstanding anything to the contrary herein, TAKEDA shall have no right to Prosecute any (1) Patent Rights related to the SELEX Process or SELEX Technology, (2) Patent Rights included in the SELEX Portfolio, and (3) Program Generic Patent Rights.
               (b) TAKEDA Background Technology. TAKEDA, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the Prosecution of all Patent Rights covering TAKEDA Background Technology.
          9.1.3 Joint Prosecution. In the case of Joint Patent Rights, the Parties shall meet through the JSC and/or the Patent Coordinators to discuss in good faith and agree upon the content and form of any application for a Joint Patent Right and hereby agree that only the application in the form as agreed between the Parties may be filed in respect of the Joint Patent Rights. The Parties shall share the costs equally in respect of the Prosecution of any Joint Patent Right jointly filed and shall jointly instruct an appropriately qualified patent attorney to Prosecute. Each Party will have equal control over the Prosecution of the filing such that the patent attorney will only be able to act on unanimous instructions. In the event that one Party is not interested, or not willing to equally share the related cost and expense, with respect to any Joint Patent Rights in a given country, then the other Party shall have the right, at its own cost and expense, to file for and prosecute such Joint Patent Rights in such country in both Parties’ names.
          9.1.4 Information and Cooperation. Each Party that has responsibility for Prosecuting any Patent Rights under Section 9.1 (a “Filing Party”) shall (a) regularly provide the other Party (the “Non-Filing Party”) with copies of all patent applications filed hereunder for Program Technology and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the Non-Filing Party; (b) provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response; and (c) obtain assignments to reflect chain of title consistent with the terms of this Agreement, and gain United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable. The advice and suggestions of the Non-Filing Party and its patent counsel shall be taken into consideration in good faith by such Filing Party and its patent counsel in connection with such filing. Each Filing Party shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by the Non-Filing Party in the prosecution of any Patent Rights under this Section 9.1; provided, however, if the Filing Party incurs any additional expense as a result of any such request, the Non-Filing Party shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities. In addition, TAKEDA agrees
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

that if any action taken under Section 9.1 would be detrimental to Patent Rights covering ARCHEMIX’s Background Technology (including, without limitation, the SELEX Portfolio), ARCHEMIX shall provide written notice to the Patent Coordinator of TAKEDA and the Patent Coordinators shall, as promptly as possible thereafter, meet to discuss and resolve such matter and, if they are unable to resolve such matter, the Parties shall refer such matter to a mutually agreeable outside patent counsel for resolution.
          9.1.5 Abandonment. If a Filing Party decides to abandon or to allow to lapse any of the Patent Rights covering any Program Technology for which it has responsibility, it shall inform the Non-Filing Party of such decision promptly and, in any event, so as to provide the Non-Filing Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region. The Non-Filing Party shall have the right and option to assume responsibility for continuing the Prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, through patent counsel or agents of its choice, which shall be at the Non-Filing Party’s sole expense. Any change in the Party responsible for Prosecution under this Section 9.1.5 shall not affect the ownership of any such Patent Rights as a result of its assumption of any such responsibility. Upon transfer of such responsibility under this Section 9.1.5, the Filing Party shall promptly deliver to the Non-Filing Party copies of all necessary files related to the Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for the Non-Filing Party to assume such responsibility. Thereafter, the Filing Party shall cooperate with the Non-Filing Party (now the prosecuting party) as though consistent with the terms set forth in Section 9.1.4.
     9.2 Legal Actions.
          9.2.1 Third Party Infringement.
               (a) Notice. In the event either Party becomes aware of any possible infringement of any Patent Rights subject to this Agreement Controlled by either Party where such infringement relates to the development or commercialization of an aptamer directed to a Program Target for use in the Field, including the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act for a Generic Product (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
               (b) TAKEDA Right to Enforce.
                    (i) Enforcement of Patent Rights Relating To TAKEDA Background Technology. In the event that any Infringement relates to any Patent Rights covering TAKEDA Background Technology, TAKEDA shall have the sole right but not the obligation to enforce such claim.
                    (ii) Enforcement of Program Aptamer-Specific Patent Rights. In the event that any Infringement relates to any Program Aptamer-Specific Patent Rights, TAKEDA shall use Commercially Reasonable Efforts to enforce such claim, which may include the institution of legal proceedings or other action. TAKEDA shall keep ARCHEMIX reasonably
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. ARCHEMIX shall assist TAKEDA, upon request, in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. TAKEDA shall incur [***] as a consequence of such litigation or any [***] resulting therefrom, including any decision [***]. All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne [***]. If TAKEDA does not use Commercially Reasonable Efforts to abate the Infringement of such Program Aptamer-Specific Patent Rights, within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then ARCHEMIX shall have the right and option to do so at its expense. In addition, in the event TAKEDA initiates but does not continue any action to enforce any such Patent Rights, then ARCHEMIX shall, with the consent of TAKEDA, such consent not to be unreasonably withheld, have the right and option to continue to do so at its expense with counsel of its choice. For purposes of clarity, notwithstanding anything to the contrary herein, TAKEDA shall have no rights to enforce any (1) ARCHEMIX Patents Rights covering the SELEX Process or SELEX Technology, or (2) the SELEX Portfolio.
               (c) ARCHEMIX Right to Enforce.
                    (i) Enforcement of Patent Rights Relating To ARCHEMIX Background Technology. In the event that any Infringement relates to any Patent Rights covering ARCHEMIX Background Technology, ARCHEMIX shall have the sole right but not the obligation to enforce such claim
                    (ii) Enforcement of Patent Rights Relating To Program Technology. In the event that any Infringement relates to any Patent Right covering Program Technology other than Program Aptamer-Specific Patent Rights, ARCHEMIX shall use Commercially Reasonable Efforts to enforce such claim, which may include the institution of legal proceedings or other action. ARCHEMIX shall keep TAKEDA reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. TAKEDA shall assist ARCHEMIX, upon request, in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. ARCHEMIX shall incur no liability to TAKEDA as a consequence of such litigation or [***]therefrom, [***] any such [***] or [***]. All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne [***]. If ARCHEMIX does not use Commercially Reasonable Efforts to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then TAKEDA shall have the right and option to do so at its expense. In addition, in the event ARCHEMIX initiates but does not continue any action to enforce any such Patent Rights, then TAKEDA shall, with the consent of ARCHEMIX, such consent not to be unreasonably withheld, have the right and option to continue to do so at its expense with counsel of its choice.
               (d) Joint Patent Rights. In the event of an Infringement of a Joint Patent Right, the Parties shall enter into good faith discussions as to whether and how to eliminate the Infringement. Subject to the foregoing, (i) [***] shall have the first right and option to eliminate such Infringement by reasonable steps, which may include the institution of legal proceedings or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

other action and (ii) all costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by [***]. If [***] does not take or initiate commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), [***] [***] shall have the right and option to do so at its expense.
               (e) Representation by Counsel. Each Party shall have the right to be represented by counsel that it selects in any legal proceedings or other action instituted under this Section 9.2.1 by the other Party.
               (f) Cooperation by the Parties. In any action, suit or proceeding instituted under any subsection of Section 9.2.1, the Parties shall cooperate with and assist each other in all reasonable respects. Upon the reasonable request of the Party instituting such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense. If a Party with the right to initiate legal proceedings under Section 9.2.1 lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with standing shall initiate such legal proceedings at the request and expense of the other Party. The Party that is a party to the action, suit or proceeding shall not admit the invalidity of any patent within the Program Aptamer-Specific Patent Rights, Licensed Patent Rights, or Joint Patent Rights, nor settle such action, suit or proceeding in a manner that adversely affects the other Party’s rights under this Agreement, without the written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned.
               (g) Allocation of Recoveries Under 9.2.1(b)(ii). Any amounts recovered by the Party or Parties bringing suit pursuant to actions under Section 9.2.1(b)(ii), whether by settlement or judgment, shall be allocated in the following order: (i) first, to reimburse TAKEDA and ARCHEMIX for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (ii) second (A) with respect to actual damages, then, to TAKEDA and ARCHEMIX in the same proportion as TAKEDA’s historic Net Sales of the Product or Products affected by the Infringement bears to ARCHEMIX’s historic royalties hereunder in respect of such Net Sales, in each case as determined in good faith, and (B) with respect to punitive, special or consequential damages, [***] percent ([***]%) to TAKEDA.
               (h) Allocation of Recoveries Under 9.2.1(c)(ii). Any amounts recovered by the Party or Parties bringing suit pursuant to actions under Section 9.2.1(c)(ii), whether by settlement or judgment, shall be allocated in the following order: (i) first, to reimburse ARCHEMIX and TAKEDA for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (ii) second (A) with respect to actual damages, then, to ARCHEMIX and TAKEDA in the same proportion as TAKEDA’s historic Net Sales of the Product or Products affected by the Infringement bears to ARCHEMIX’s historic royalties hereunder in respect of such Net Sales, in each case as determined in good faith, and (B) with respect to punitive, special or consequential damages, [***] percent ([***]%) to ARCHEMIX.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

          9.2.2 Defense of Claims.
               (a) Notice. In the event that a Third Party alleges that the conduct of the Research Program or the Development or Commercialization of an Optimized Lead Compound or Product infringes the Patent Rights of a Third Party, the Party becoming aware of such allegation shall promptly notify the other Party hereof, in writing, reasonably detailing the claim.
               (b) Third Party Suit Relating Primarily to Program Targets or Requested Chemistry.
                    (i) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party relating specifically to the Program Targets or their uses by reason of activities conducted pursuant to this Agreement, (A) TAKEDA shall have the right and obligation to defend or otherwise resolve or settle such action, suit or proceeding at its sole expense; (B) ARCHEMIX or any of its Affiliates or sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against ARCHEMIX or any of its Affiliates or sublicensees, ARCHEMIX may elect to defend itself at its sole expense; and (C) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne [***].
                    (ii) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement, by reason of activities conducted pursuant to this Agreement, of the Technology or Patent Rights of a Third Party relating specifically to the use of Requested Chemistry in (A) the Research Program or any Product independent of any challenge to the right to practice the SELEX Process or SELEX Technology, (B) the Development or Commercialization of any Product, including, without limitation, the manufacture, use or sale of such Product, TAKEDA shall have the right and obligation to defend or otherwise resolve or settle such action, suit or prosecution at its sole expense. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne [***].
               (c) Third Party Suit Relating Primarily to the use of the SELEX Process or the SELEX Technology. In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party by reason of the use of the SELEX Process or the use of the SELEX Technology (excluding in either case any action, suit or proceeding based solely on the use of Requested Chemistry) in the conduct of the Research Program (i) ARCHEMIX shall have the right and obligation to defend or otherwise resolve or settle such action, suit or proceeding at its sole expense; and (ii) TAKEDA or any of its Affiliates or Sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against TAKEDA or any of its Affiliates or Sublicensees, TAKEDA or its Affiliate or Sublicensee may elect to defend itself at its sole expense. Settlement
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne [***].
               (d) Cooperation in Defense. The Parties shall cooperate with each other in all reasonable respects in any action, suit or proceeding under this Section 9.2.2. Each Party shall provide the other Party with prompt written notice of the commencement of any such suit, action or proceeding, or allegation of infringement of which such Party becomes aware, and shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party from a third party, provided such provision does not violate or waive attorney-client privilege.
          9.2.3 Trademark and Copyright Ownership Prosecution, Defense and Enforcement. TAKEDA shall own and be responsible for the filing, prosecution, maintenance, defense and enforcement of all Product Trademarks and copyrights created during the Research Program, Development and/or Commercialization at TAKEDA’s expense.
          9.2.4 Maintenance of Royalty Triggering Patent Rights Schedule by ARCHEMIX. Between the date of filing of an IND for a Product, and [***] days following the initiation of a Phase I Clinical Trial for such Product, ARCHEMIX shall provide TAKEDA with a schedule of what ARCHEMIX considers to be Royalty Triggering Patent Rights. Such schedule shall be updated by ARCHEMIX within [***] business days following the end of each [***]. At any time, should TAKEDA disagree with the listing of particular Royalty Triggering Patent Rights as to a given Product, the Parties will discuss the Patent Rights that are the subject of the disagreement. If the Parties cannot reach agreement within [***] days after the disagreement is raised by TAKEDA, either Party may require that the qualification of any given disputed Patent Rights as Royalty Triggering Patent Rights hereunder be determined by independent patent counsel mutually acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties, such independent patent counsel to be selected by the Patent Coordinators. Expenses of such patent counsel shall be shared equally by the Parties.
          9.2.5 Effect of Challenge. In further consideration of ARCHEMIX’s grant of the licenses and assignments hereunder with regard to Royalty Triggering Patent Rights and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where Royalty Triggering Patent Rights have been issued, in the event that TAKEDA, its Affiliates and/or Sublicensees (a) initiates a Challenge or directly assists a Third Party in initiating a Challenge, then, only and specifically as to the Products and country(ies) affected by the Challenge, (i) during the [***] of such Challenge, the [***] set forth in [***] hereof shall be [***] by an [***] on the [***]of such [***], and (ii) should the [***] of such Challenge determine that any [***] that is the subject of the Challenge is [***] or [***] or is [***] by any Products, the [***] set forth in [***] shall be [***] by an [***]. The following hypothetical example illustrates the effect on the [***] if TAKEDA initiates or directly assists a Third Party in initiating a Challenge in the [***] and the Royalty Triggering Patent Rights cover Product X, then, [***] as to [***]in the [***] shall the [***] be [***] the[***] of such Challenge and by [***] should the [***] of such Challenge determine that any [***] that is the subject of the Challenge is [***] or [***] and is [***]; e.g., if, in any Calendar Year during the Term, the [***] is [***] to be [***] of [***] a [***] during the [***] of any such Challenge the [***] would be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

[***] to [***] of [***] and should the [***] of such Challenge determine that any [***] that is the subject of the Challenge is [valid] or [***] or is [***], the [***] would thereafter be [***] it were [***] a [***] to [***] of [***] for the [***] of the[***]. The [***] to Product X shall not be affected in any country other than the [***]. Furthermore, [***] to any other Product shall not be affected in any country.
10. TERM AND TERMINATION
     10.1 Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until the end of the Research Program Term and, if TAKEDA is Developing or Commercializing a Product as of the end of the Research Program Term, thereafter until the earlier of (a) when TAKEDA is no longer Developing or Commercializing at least one (1) Product or (b) expiration of the last to expire Royalty Term for Commercialized Products, unless earlier terminated in accordance with the provisions of this Article 10 (such period, the “Term”).
     10.2 Termination. This Agreement may be terminated at any time by either Party as follows:
          10.2.1 Termination by Mutual Agreement. At any time, TAKEDA and ARCHEMIX may mutually agree to terminate this Agreement by written agreement between the Parties. The Parties agree that this Section 10.2.1 is not subject to dispute resolution under this Agreement.
          10.2.2 Termination for Breach Prior To Selection of Optimized Lead Compound. Either Party may terminate this Agreement prior to selection of an Optimized Lead Compound, effective immediately upon written notice to the other Party, for a material breach by the other Party of any term of this Agreement that remains uncured for [***] days ([***] days in the event that such material breach is based on a failure of TAKEDA to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured. In the event that ARCHEMIX is unable to provide any of ARCHEMIX Research Activities hereunder as a result of a change in the scope of rights conveyed to ARCHEMIX under the ARCHEMIX-Gilead License Agreement, then, to the extent such ARCHEMIX Research Activities are material to the conduct of the Research Program, such occurrence shall be a material breach of this Agreement by ARCHEMIX. Notwithstanding the foregoing, if the allegedly breaching Party disputes whether a material breach has occurred or whether it has been cured, the issue of whether a material breach has in fact occurred or has been cured shall be resolved pursuant to Section 13.1.
          10.2.3 Termination on Product by Product Basis After Selection of Optimized Lead Compound. After selection of an Optimized Lead Compound, in the event of a material breach by either Party, the other Party may terminate this Agreement as to the Product(s) affected by such breach. Termination under this Section shall be effective immediately upon written notice to the breaching Party if such breach remains uncured for [***] days ([***] days in the event that such material breach is based on a failure of TAKEDA to make any payment required hereunder) after the non-breaching Party first gave written notice to the breaching Party of such breach and its intent to terminate this Agreement as to such Product(s) if such breach was not cured.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Notwithstanding the foregoing, if the allegedly breaching Party disputes whether a material breach has occurred or whether it has been cured, the issue of whether a material breach has in fact occurred or has been cured shall be resolved pursuant to Section 13.1.
          10.2.4 Termination for Insolvency. In the event that either Party files for protection under bankruptcy laws, makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its business, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed or stayed within [***] days of the filing thereof, the other Party may terminate this Agreement effective immediately upon written notice to such Party. In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the United States Bankruptcy Code. In addition, to the extent permitted by Applicable Laws, the Parties agree that, in the event of the commencement of a proceeding by or against ARCHEMIX under Title 11 of the United States Code, ARCHEMIX agrees, immediately upon written request of TAKEDA, to provide to TAKEDA all such intellectual property, including all embodiments thereof. If the trustee in any such proceeding rejects this Agreement, and if TAKEDA thereupon elects to retain its rights to such intellectual property hereunder, ARCHEMIX further agrees, immediately upon written request of TAKEDA, to provide to TAKEDA all such intellectual property, including all embodiments thereof.
     10.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to Section 10.2, the following provisions shall apply, as applicable.
          10.3.1 Termination Pursuant to Section 10.2.2.
               (a) If this Agreement is terminated by TAKEDA pursuant to Section 10.2.2:
                    (i) the Research Program shall terminate without any further obligation of ARCHEMIX and TAKEDA;
                    (ii) all licenses granted to TAKEDA or ARCHEMIX under Article 7 to any Patent Rights covering any Collaboration Aptamers as of the effective date of termination, if any, shall immediately terminate; all such Collaboration Aptamers shall be Failed Compounds, and ARCHEMIX and TAKEDA shall have no further respective obligations under Section 7.6.1 or 7.6.2;
                    (iii) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder; and
                    (iv) neither Party shall have the right to research, develop or commercialize such Failed Compounds
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

               (b) If this Agreement is terminated by ARCHEMIX pursuant to Section 10.2.2:
                    (i) the Research Program shall terminate without any further obligation of ARCHEMIX and TAKEDA;
                    (ii) all licenses granted to TAKEDA under Article 7 to any Patent Rights covering Collaboration Aptamers as of the effective date of termination, if any, shall immediately terminate; all such Collaboration Aptamers shall be Failed Compounds, and ARCHEMIX and TAKEDA shall have no further respective obligations under Section 7.6.1 or 7.6.2;
                    (iii) TAKEDA shall be deemed to have (A) assigned to ARCHEMIX all of its right, title and interest in and to all Program Aptamer-Specific Patent Rights relating solely to any such Failed Compounds and (B) granted to ARCHEMIX a non-exclusive, royalty-free license under Patent Rights covering TAKEDA Program Technology (other than such Program Aptamer-Specific Patent Rights assigned to ARCHEMIX) and TAKEDA’s interest in Joint Patent Rights solely in the Field to develop and commercialize any such Failed Compound; and
                    (iv) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
Nothing contained herein shall limit either Party’s rights and remedies at law or in equity in the event of a material breach of this Agreement by the other Party.
          10.3.2 Termination by TAKEDA Pursuant to Section 10.2.3. If this Agreement is terminated by TAKEDA as to certain Product(s) pursuant to Section 10.2.3 (including, without limitation, for breach of ARCHEMIX’s exclusivity obligations under Section 7.6.1):
               (a) With respect to the Product(s) materially affected by the breach that gave rise to TAKEDA’s right to terminate under Section 10.2.2, all milestone, royalty and other payments applicable to such Products under this Agreement shall be reduced by [***] percent ([***]%) of the amount such milestone, royalty and other payments would otherwise have been to ARCHEMIX hereunder;
               (b) TAKEDA shall no longer be bound by the obligations of Section 7.6.2 with respect to the Program Target(s) to which the terminated Product(s) bind; and
               (c) In all other respects, the terms and conditions of this Agreement shall remain in full force and effect.
Nothing contained herein shall limit TAKEDA’s rights and remedies at law or in equity in the event of a material breach of this Agreement by ARCHEMIX.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

          10.3.3 Termination by TAKEDA Pursuant to Section 10.2.4. If this Agreement is terminated by TAKEDA pursuant to Section 10.2.4, unless prohibited by Applicable Law:
               (a) the license set forth in Section 7.1.1(b) shall survive solely as applied to Products being Developed by TAKEDA as of the effective date of termination, if any, and the license set forth in Section 7.2 shall survive solely as applied to Products being Commercialized by TAKEDA as of the effective date of termination or Derived from Products being Developed by TAKEDA as of the effective date of termination, if any, subject to TAKEDA’s continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto; and
               (b) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
          10.3.4 Termination by ARCHEMIX Pursuant to Section 10.2.3. If this Agreement is terminated as to a given Product by ARCHEMIX pursuant to Section 10.2.3 (including, without limitation, for breach by TAKEDA of its diligence obligations under Section 4.4.1):
          (a) All licenses granted to TAKEDA under Article 7 to such Product as of the effective date of termination, if any, shall immediately terminate.
          (b) ARCHEMIX shall be entitled to treat such Product as if it were a Terminated Product with the Parties having the rights and obligations set forth in Section 7.1.2(d), except as follows:
               (i) The royalties, milestones and other payments due to TAKEDA shall be [***] percent ([***]%) of the amounts provided for under Sections 5.3 and 5.4;
               (ii) There shall be no charge to ARCHEMIX for the fulfillment of TAKEDA’s obligations with respect to such Product under Section 7.1.2(d)(ii)(A-B); and
               (iii) The supply of Product under Section 7.1.2(d)(ii)(C) by TAKEDA shall be [***] percent ([***]%).
          (c) In all other respects, the terms and conditions of the Agreement shall remain in full force and effect.
Nothing contained herein shall limit ARCHEMIX’s rights and remedies at law or in equity in the event of a material breach of this Agreement by TAKEDA.
          10.3.5 Termination by ARCHEMIX Pursuant to Section 10.2.4. If this Agreement is terminated by ARCHEMIX pursuant to Section 10.2.4, unless prohibited by Applicable Laws, the provisions of Section 10.3.5 shall apply, except that TAKEDA shall have no obligation to continue to conduct any clinical trial.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     10.4 Surviving Provisions. Termination or expiration of this Agreement for any reason shall be without prejudice to:
          (a) the rights and obligations of the Parties provided in Section 3.4.1 (Record Keeping), Section 5.2.3 (R&D Funding Audit Rights), Section 5.4.2 (Records; Audit Rights), Section 9.1.3 (Joint Prosecution), Section 9.2.1(d) (Joint Patent Rights), Section 9.2.2 (Defense of Claim), Section 10.3 (Consequences of Termination of Agreement), Section 10.4 (Surviving Provisions), Section 13.2 (Litigation; Jurisdiction), Section 13.4 (Governing Law), Section 13.9 (No Third Party Beneficiaries), Section 13.15 (Further Assurances), Article 6 (Confidentiality), Article 8 (Intellectual Property Rights), Article 12 (Indemnification) and all other Sections or Articles referenced in any such Section or Article, including Article 1, all of which shall survive such termination;
          (b) The rights of the Parties to receive royalties and milestone payments for the duration of all applicable Royalty Terms, if any; and
          (c) any other rights or remedies provided at law or equity which either Party may otherwise have.
11. REPRESENTATIONS AND WARRANTIES
     11.1 Mutual Representations and Warranties. ARCHEMIX and TAKEDA each represents and warrants to the other, as of the Effective Date, as follows:
          11.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
          11.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
          11.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
          11.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
     11.2 Acknowledgment and Covenants of TAKEDA. TAKEDA acknowledges that the licenses granted to TAKEDA hereunder are subject to certain limitations and restrictions set forth in the ARCHEMIX-Gilead License Agreement and the URC License Agreement and agrees that it shall comply with the terms of the ARCHEMIX-Gilead License Agreement and the URC
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

License Agreement that ARCHEMIX is subject to thereunder. TAKEDA further acknowledges and agrees that (a) under the ARCHEMIX-Gilead License Agreement and under the URC License Agreement, ARCHEMIX’s rights in the SELEX Process or the SELEX Technology as described in the SELEX Portfolio may revert to Gilead or ULEHI if ARCHEMIX, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the SELEX Process or the SELEX Technology; (b) in the event of any termination of the URC License Agreement, the licenses granted to TAKEDA hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, TAKEDA is not then in breach of this Agreement and TAKEDA agrees to be bound to ULEHI as the licensor under the terms and conditions of the URC License Agreement as described in the SELEX Portfolio and reference is expressly made to ARCHEMIX’s obligations under Section 6, 7, 8, and 10 of URC License Agreement, (c) in the event of any termination of the ARCHEMIX-Gilead License Agreement, the licenses granted to TAKEDA hereunder shall remain in full force and effect in accordance with Section 2.3 of the ARCHEMIX-Gilead License Agreement; provided, that, TAKEDA agrees to comply with such terms, conditions, agreements and obligations that are consistent with the terms, conditions, agreements and obligations to which ARCHEMIX was subject under the ARCHEMIX-Gilead Agreement, including, without limitation, the provisions of Sections 2.1(b), 2.1(c), 2.2, Section 4, Section 5, Section 6.4, Section 7.1(b), Section 8 and Section 9.3, and provided that if the termination of the ARCHEMIX-Gilead License Agreement arises out of the action or inaction of TAKEDA, Gilead, at its option, may terminate such license. TAKEDA hereby acknowledges, agrees and covenants that it may not and will not (a) research, make, use, sell, offer for sale, import or export Diagnostic Products, Radio Therapeutics, or Aptamer Antidote Combination Products or (b) use the SELEX Process or the SELEX Technology to the extent such SELEX Process or SELEX Technology is covered by a Valid Claim of Patent Rights Controlled by ARCHEMIX, or is ARCHEMIX Confidential Information designated as such, and disclosed, in writing to TAKEDA in the performance of this Agreement, for any reason, including, without limitation, (i) to research, make, use, sell, offer for sale, import or export any aptamers for Diagnostic Products, Radio Therapeutics, or Aptamer Antidote Combination Products or (ii) to research, make, use, sell, offer for sale, import or export any aptamer (including any Excluded Aptamer and/or any product containing an Excluded Aptamer)
11.3 Representations and Warranties of ARCHEMIX
          11.3.1 Rights to Licensed Technology and Licensed Patent Rights. As of the Effective Date, to the best of ARCHEMIX’s Knowledge and except as previously disclosed to TAKEDA, (a) all Licensed Technology and Licensed Patent Rights are Controlled by ARCHEMIX; (b) ARCHEMIX has not granted to any Third Party any right to use, license or otherwise exploit the Licensed Technology and Licensed Patent Rights in a manner which would conflict with the exclusive rights granted to TAKEDA under Section 7.1.1(b); (c) upon the execution by the Parties of this Agreement, TAKEDA shall have no obligation to make any royalty or other payment to any Third Party as a result of the grant by ARCHEMIX to TAKEDA of the licenses set forth in Section 7.1.1; (d) there are no judgments, decrees or orders of any court or administrative agency that affect the use by TAKEDA of Licensed Technology and Licensed Patent Rights as contemplated by this Agreement; (e) all Licensed Patents owned by ARCHEMIX consisting of issued patents have not been declared invalid or unenforceable by any court of competent jurisdiction; and (f) ARCHEMIX is in full compliance with the terms of all licenses
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

and other agreements with Third Parties under which it has the right to use any Licensed Technology and Licensed Patent Rights, all such agreements are in full force and effect, and no Third Party has given ARCHEMIX written notice that an event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration under any such agreements.
          11.3.2 Non-Infringement by ARCHEMIX. To the best of ARCHEMIX’s Knowledge, as of the Effective Date, except as previously disclosed to TAKEDA, (i) the practice of the SELEX Process and use of SELEX Technology as contemplated by this Agreement will not infringe the Patents Rights or other intellectual property rights of any Third Parties, and (ii) no Third Party has initiated, or threatened in writing to initiate, any litigation against ARCHEMIX or its Affiliates, including, without limitation, by initiating any declaratory judgment lawsuit, or by sending a cease-and-desist letter, alleging that the Licensed Patent Rights are invalid or unenforceable or that the use of the Licensed Patent Rights or Licensed Technology as contemplated by this Agreement infringes the Patent Rights of such Third Party.
          11.3.3 Full Disclosure. As of the Effective Date, ARCHEMIX has provided to TAKEDA with access to all information in the possession and Control of ARCHEMIX that ARCHEMIX believes is material to the performance by the Parties of this Agreement.
12. INDEMNIFICATION
     12.1 Indemnification of TAKEDA by ARCHEMIX. ARCHEMIX shall indemnify, defend and hold harmless TAKEDA, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “TAKEDA Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the TAKEDA Indemnitees, or any one of them, as a direct result of claims, suits, actions, demands or judgments of Third Parties, including, without limitation, intellectual property infringement (except as otherwise provided in this Agreement), personal injury and product liability claims (collectively, “Claims”), arising out of (i) ARCHEMIX’s research and development activities under this Agreement, including claims with respect to ARCHEMIX’s use of the SELEX Process or SELEX Technology in connection with such activities, and (ii) the development, manufacture, use or sale of any Waived Compound, Failed Compound or Terminated Product by ARCHEMIX or an assignee or sublicense thereof (including TAKEDA’s activities under Section 7.1.2(d) and Section 10.3.4); except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, TAKEDA; provided, that, with respect to any Claim for which ARCHEMIX has an obligation to any TAKEDA Indemnitee pursuant to this Section 12.1 and TAKEDA has an obligation to any ARCHEMIX Indemnitee pursuant to Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.
     12.2 Indemnification of ARCHEMIX by TAKEDA. TAKEDA shall indemnify, defend and hold harmless ARCHEMIX, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “ARCHEMIX Indemnitees”), against any Losses incurred by or imposed upon the ARCHEMIX Indemnitees, or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

any one of them, as a direct result of (i) Claims arising out of the Development or the Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Product by TAKEDA or any of its Affiliates, Sublicensees, distributors or agents, or (ii) Claims that are specific to a particular Program Target and/or the use of a particular Program Target, except with respect to any Claim that results from a breach of this Agreement by, or the gross negligence or willful misconduct of, ARCHEMIX; provided, that, with respect to any Claim for which ARCHEMIX has an obligation to any TAKEDA Indemnitee pursuant to Section 12.1 and TAKEDA has an obligation to any ARCHEMIX Indemnitee pursuant to this Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.
     12.3 Indemnification of [***] and [***] by TAKEDA. If, and solely to the extent, legally required by the [***] License Agreement, TAKEDA shall indemnify, defend and hold harmless [***], its Affiliates and [***] and any of their respective directors, officers, employees and agents (each, a “[***] Indemnitee”), from and against any Losses that are incurred by a [***] Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by TAKEDA or its Affiliates or Sublicensees of (a) any Aptamers or Licensed Products, or (b) any other products, services and activities developed by TAKEDA relating to the Covered Intellectual Property, including any Licensed Products, Aptamers or Documentation (as such terms are defined in the [***] License Agreement).
     12.4 Conditions to Indemnification. A Person seeking recovery under this Article 12 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Article 12, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim; provided, that, the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.
     12.5 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     12.6 No Warranty of Success. Nothing contained in this Agreement shall be construed as a warranty on the part of either Party that (a) the Research Program will yield any Optimized Lead Compound or otherwise be successful, (b) any Development Program will yield a Product or otherwise be successful or (c) the outcome of the Research Program or any Development Program will be commercially exploitable in any respect.
     12.7 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
13. MISCELLANEOUS
     13.1 Dispute Resolution. Subject to the exceptions set forth in Sections 2.1.6, 8.2, 8.7, 8.8, 9.1.4 and Section 10.2.1, should a dispute arise under this Agreement, which the Parties are not initially able to resolve, such dispute shall be referred to the President of ARCHEMIX and the General Manager of Pharmaceutical Research Division of TAKEDA (the “Designated Senior Officers”) (or their designees), who shall promptly initiate discussions in good faith to resolve such dispute. If such dispute is not resolved by the Designated Senior Officers within [***] days after the date the Designated Senior Officers first met to consider such dispute, such dispute shall be resolved in accordance with Section 13.2.
     13.2 Litigation; Jurisdiction. Notwithstanding anything to the contrary in this Agreement, with respect to any suit, action or proceeding brought by either Party which may arise out of or in connection with this Agreement (a “Proceeding”), each of the Parties hereby (a) irrevocably submits to the jurisdiction of the state and federal courts in the State of New York and agrees that all claims in respect of such Proceeding shall be heard and determined in any such court; (b) waives any defense of inconvenient forum to the maintenance of any such Proceeding and further agrees not to bring any such Proceeding in any other court; (c) irrevocably consents to the service of process of any of the aforementioned court in any such Proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Party at its address set forth in Section 13.3; and (d) agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. Notwithstanding anything to the contrary in this Article 13, either Party may seek injunctive relief in any court in any jurisdiction where appropriate.
     13.3 Notices. All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:

If to TAKEDA:	If to ARCHEMIX:

Takeda Pharmaceutical Company Limited	Archemix Corp.
1-1, Doshomachi 4-chome	300 Third Street
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Chuo-ku, Osaka 540-8645
Japan	Cambridge, MA 02142
Tel: [***]	Tel: (617) 621-7700
Fax: [***]	Fax: (617) 621-9300
Attention: [***]	Attention: Chief Executive Officer
[***]	Attention: General Counsel
With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky
and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: John J. Cheney, Esq.
Tel: (617) 542-6000
Fax: (617) 542-2241
     In addition, all notices to the JPT or JSC shall be sent to each Party’s designees at such Party’s address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.3.
     Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with charges prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.2.
     13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the New York, without regard to the application of principles of conflicts of law.
     13.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
     13.6 Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.
     13.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement.
     13.8 Amendment; Waiver. This Agreement may be amended, modified, superseded or cancelled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.
     13.9 No Third Party Beneficiaries. Except as set forth in Sections 12.1, 12.2 and 12.3, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.
     13.10 Purposes and Scope. The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.
     13.11 Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction, provided that such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement.
     13.12 Force Majeure. Neither TAKEDA nor ARCHEMIX shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     13.13 Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement.
     13.14 Integration; Severability. This Agreement is the entire agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     13.15 Further Assurances. Each of ARCHEMIX and TAKEDA agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ARCHEMIX CORP.

By:	/s/ John A. Harre

Name:	John A. Harre

Title:	Assistant Secretary

TAKEDA PHARMACEUTICAL COMPANY LIMITED.

By:	/s/ Shigenori Ohkawa, Ph.D.
Name:	Shigenori Ohkawa, Ph.D.
Title:	General Manager, Pharmaceutical Research Division

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 1
OPTIMIZED LEAD COMPOUND SELECTION CRITERIA
[***]

Property	Target
[***]	[***] for [***] is [***].

[***]	• Aptamer [***] in [***] with an [***].
• Aptamer [***] in [***] with an [***].

[***]	Aptamer [***] and [***] for the [***].
• Aptamer [***] or [***], as [***].
• Aptamer [***] with [***]. In the [***], a [***] aptamer will be [***].

[***]	Aptamer [***] (e.g., [***] in [***] and [***] in [***] upon the [***].
[***]	Aptamer can be [***] with [***].
[***]	Aptamer can be [***] for [***] as a [***] at [***] without [***] of [***] and with [***] and [***].
[***]	Aptamer [***] to [***] in [***].
• To [***] a [***]
or
• Aptamer is [***] at a [***] (to be [***] in [***]) for a [***] that would [***] to [***] in [***].

[***]	Aptamer [***] in [***] is [***] for the [***].
• [***]
• [***]
• [***]
N.B.: [***] for [***] have [***] be [***] for these [***].
[***]

Property	Target
[***]	[***] for [***] is [***].

[***]	• Aptamer [***] as [***] either an [***] or an [***] with an [***].
• Aptamer [***] in a [***] with an [***].

[***]	Aptamer [***] and [***] for the [***].
• Aptamer [***] as [***] by [***].
• Aptamer [***] with [***] to [***] of [***]; not [***] for [***].

[***]	Aptamer [***] (e.g., [***] in [***] and [***] in [***] upon the [***].

[***]	Aptamer can be [***] with [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Property	Target
[***]	Aptamer can be [***] for [***] as a [***] or [***] at [***] of [***] and with [***] and [***].

[***]	Aptamer [***] to s[***] in [***].
• To [***] a [***]
or
• Aptamer is [***] at a [***] (to be [***] in [***]) for a [***] that would [***] to [***] in [***].

[***]	Aptamer [***] in [***] is [***] for the [***].
• [***]
• [***]
• [***]
N.B.: [***] for [***] have [***] be [***] for these [***].
[***]

Property	Target
[***]	[***] for [***] is [***].

[***]	• Aptamer [***] in a [***] with an [***].
• Aptamer [***] in [***] with an [***].

[***]	Aptamer [***] and [***] for the [***].
• Aptamer [***] to [***] and [***] with [***]
• [***] to [***] and [***] is [***] not [***].
• Aptamer is [***] for [***] more than [***] to [***].

[***]	Aptamer [***] (e.g., [***] in [***] and [***] in [***] upon the [***].

[***]	Aptamer can be [***] with [***].
[***]	Aptamer can be [***] for [***] as a [***] at [***] without loss of [***] and with [***] and [***].
[***]	Aptamer [***] to [***] in [***].
• To [***] a [***]
or
• Aptamer is [***] at a [***] (to be [***] in [***] for a [***] that would [***] to [***] in [***].

[***]	Aptamer [***] in [***] is [***] for the [***].
• [***]
• [***]
• [***]
N.B.: [***] for [***] have [***] be [***] for these [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

2

SCHEDULE 2A
PROGRAM TARGETS
•	[***]

•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 2A-1

SCHEDULE 2B
TARGET REPLACEMENT LIST
•	[***]

•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 2B-1

SCHEDULE 3
LICENSED PATENT RIGHTS (7/17 comments: Can we delete this schedule entirely not to make possible third party (competitor / generic manufacturers) to evaluate the patent portfolio very easily ?) (The short answer is “no” — John, let me know if you would like to discuss this further.)

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-1

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

2

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

3

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

4

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

5

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

6

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

7

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

8

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

9

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

10

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

11

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

12

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

13

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

14

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

15

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

16

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

17

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

18

Mintz Ref.		Appl.
No.	Status	Number	Country	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

19

SCHEDULE 4
EXCLUDED APTAMERS
•	[***]

•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 4- 1

SCHEDULE 5
FORM OF PRESS RELEASE
Archemix and Takeda to Enter into Collaboration for Discovery and Development of Aptamer Therapeutics
CAMBRIDGE, Mass. and OSAKA, Japan – June 11, 2007 – Archemix Corp. (“Archemix”) and Takeda Pharmaceutical Company Limited (“Takeda”) announced today that both parties have signed a multi-year, three target agreement that focuses on the discovery, development, and commercialization of first-in-class aptamer-based therapeutics.
Under the agreement, Archemix will receive an upfront payment of $6 million from Takeda to discover and generate product candidates to three disease-associated targets identified by Takeda, and Takeda will be granted an exclusive, worldwide right for research, development, manufacturing and commercialization for any resulting aptamer-based products. Archemix will also receive committed research funding and research and clinical development milestone payments for each target selected for therapeutic development. In addition, Archemix will earn royalties and milestones on worldwide sales of the developed aptamers commercialized by Takeda. Detailed financial terms were not disclosed.
“Our alliance with Takeda is the sixth major partnership we have formed over within the past year and is a major step in the continued validation of aptamer therapeutics,” said Errol De Souza, Ph.D., President and CEO, Archemix. “Takeda is an excellent partner for Archemix and this collaboration is a key component of successfully implementing our strategy of forming collaborations with multi national pharmaceutical companies to rapidly advance aptamer programs into clinical development.”
“We are very impressed with Archemix’ track record of success in creating therapeutic aptamers,” said Dr. Shigenori Ohkawa, General manager of Pharmaceutical Research Division, Takeda. “Archemix is the leader in the discovery of aptamer therapeutics and we believe that, as a class, aptamers have the potential to create a new paradigm of treatments in a broad spectrum of diseases, and we believe this collaboration will surely contribute to enhancing our R&D pipeline as source for future growth of Takeda.”
About Aptamers
Aptamers are single-stranded nucleic acids that form well-defined three dimensional shapes, allowing them to bind target molecules in a manner that is conceptually similar to antibodies. Aptamers combine the optimal characteristics of small molecules and antibodies, including high specificity and affinity, chemical stability, low immunogenicity and the ability to target protein-
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

2

protein interactions. In contrast to monoclonal antibodies, aptamers are chemically synthesized rather than biologically expressed.
About Archemix
Archemix Corp. is a privately-held biopharmaceutical company developing aptamers as a class of directed therapeutics for the prevention and treatment of human disease. The company is leveraging its proprietary drug discovery technology to fuel the growth of its development portfolio, which is primarily focused on acute cardiovascular and hematology diseases and cancer. Archemix’s broad product pipeline, being developed both by the company as well as its licensees, includes multiple investigational compounds at various stages of development, several of which are moving into Phase 2 clinical trials. Archemix’s lead proprietary product, ARC1779, a selective platelet inhibitor, is anticipated to start a Phase 2a and Phase 1b clinical trial before the end of 2007. Archemix’ leadership position in intellectual property, technology and expertise relating to aptamers has enabled it to form numerous collaborations with biotechnology and pharmaceutical collaborators, including Merck Serono, Pfizer Inc., Elan Pharma, Nuvelo, Inc., Antisoma plc., and Regado Biosciences. For more information, please visit www.archemix.com.
About Takeda
Located in Osaka, Japan, Takeda is a research-based global company with its main focus on pharmaceuticals. As the largest pharmaceutical company in Japan and one of the global leaders of the industry, Takeda is committed to striving toward better health for individuals and progress in medicine by developing superior pharmaceutical products. Takeda is actively dedicated to enhance its pipeline for future growth through alliance as well as in-house R&D activities. Additional information about Takeda is available through its corporate website, www.takeda.com.

Contacts:	Archemix Corp.
MEDIA CONTACTS
For Archemix:
Kathryn Morris
Yates and Associates
Tel: 914-204-6412

INVESTOR CONTACTS
Lilian Stern
Stern Investor Relations, Inc.
Tel: 212-362-1200
lilian@sternir.com

Takeda Pharmaceutical Company Limited
Corporate Communications Dept. (PR/IR)
Mr. Seizo Masuda
Tel: +81-3-3278-2037
Masuda_Seizo@takeda.co.jp
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

3

SCHEDULE 6
PROGRAM CHEMISTRY

Modification	Anticipated effect
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 6- 1

SCHEDULE 7
LIGANDS TO PROGRAM TARGETS/PRE-APPROVED REPLACEMENT TARGETS

[***]	[***]
[***]	[***]
[***]	[***]
Pre-approved Replacement Targets
[***]	[***]
[***]	[***]
[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 7- 1